LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,558,896,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-5 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)		Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
	Approximate Size ($)(1)					Initial Margin
Class		Benchmark
A1(4)	500,808,000	1 M LIBOR	2.36	1-77	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A2(5)	272,009,000	1 M LIBOR	1.00	1-21	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A3(5)	308,393,000	1 M LIBOR	3.51	21-77	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A4(6)	396,304,000	1 M LIBOR	2.36	1-77	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A5(6)	99,076,000	1 M LIBOR	2.36	1-77	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A6(7)	270,042,000	1 M LIBOR	1.00	1-21	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A7(7)	212,220,000	1 M LIBOR	2.50	21-52	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A8(7)	96,279,000	1 M LIBOR	5.78	52-77	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A9(8)	50,149,000	1 M LIBOR	4.57	43-77	14.25%	TBD	6/25/2035	AAA/NR/NR
M1	38,576,000	1 M LIBOR	4.52	42-77	12.75%	TBD	6/25/2035	AA+/Aa1/AA+
M2	70,723,000	1 M LIBOR	4.48	40-77	10.00%	TBD	6/25/2035	AA/Aa2/AA
M3	46,292,000	1 M LIBOR	4.44	39-77	8.20%	TBD	6/25/2035	AA-/Aa3/AA-
M4	38,576,000	1 M LIBOR	4.41	39-77	6.70%	TBD	6/25/2035	A+/A1/A+
M5	30,861,000	1 M LIBOR	4.40	38-77	5.50%	TBD	6/25/2035	A/A2/A
M6	30,861,000	1 M LIBOR	4.38	38-77	4.30%	TBD	6/25/2035	A-/A3/A-
M7	28,289,000	1 M LIBOR	4.38	37-77	3.20%	TBD	6/25/2035	BBB+/Baa1/BBB+
M8	19,288,000	1 M LIBOR	4.35	37-77	2.45%	TBD	6/25/2035	BBB/Baa2/BBB
M9	25,718,000	1 M LIBOR	4.17	37-75	1.45%	TBD	6/25/2035	BBB-/Baa3/BBB-
B	24,432,000	1 M LIBOR	3.47	37-58	0.50%	TBD	6/25/2035	BBB-/Ba2/NR

To Maturity
			Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)		Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
	Approximate Size ($)(1)					Initial Margin
Class		Benchmark
A1(4)	500,808,000	1 M LIBOR	2.59	1-179	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A2(5)	272,009,000	1 M LIBOR	1.00	1-21	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A3(5)	308,393,000	1 M LIBOR	3.87	21-177	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A4(6)	396,304,000	1 M LIBOR	2.58	1-179	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A5(6)	99,076,000	1 M LIBOR	2.58	1-179	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A6(7)	270,042,000	1 M LIBOR	1.00	1-21	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A7(7)	212,220,000	1 M LIBOR	2.50	21-52	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A8(7)	96,279,000	1 M LIBOR	6.96	52-179	16.20%	TBD	6/25/2035	AAA/Aaa/AAA
A9(8)	50,149,000	1 M LIBOR	5.02	43-141	14.25%	TBD	6/25/2035	AAA/NR/NR
M1	38,576,000	1 M LIBOR	4.97	42-136	12.75%	TBD	6/25/2035	AA+/Aa1/AA+
M2	70,723,000	1 M LIBOR	4.90	40-132	10.00%	TBD	6/25/2035	AA/Aa2/AA
M3	46,292,000	1 M LIBOR	4.83	39-123	8.20%	TBD	6/25/2035	AA-/Aa3/AA-
M4	38,576,000	1 M LIBOR	4.77	39-116	6.70%	TBD	6/25/2035	A+/A1/A+
M5	30,861,000	1 M LIBOR	4.71	38-109	5.50%	TBD	6/25/2035	A/A2/A
M6	30,861,000	1 M LIBOR	4.63	38-102	4.30%	TBD	6/25/2035	A-/A3/A-
M7	28,289,000	1 M LIBOR	4.54	37-94	3.20%	TBD	6/25/2035	BBB+/Baa1/BBB+
M8	19,288,000	1 M LIBOR	4.40	37-84	2.45%	TBD	6/25/2035	BBB/Baa2/BBB
M9	25,718,000	1 M LIBOR	4.17	37-75	1.45%	TBD	6/25/2035	BBB-/Baa3/BBB-
B	24,432,000	1 M LIBOR	3.47	37-58	0.50%	TBD	6/25/2035	BBB-/Ba2/NR

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 and A3 Certificates are the Senior Certificates of Group 2.

(6)

The Class A4 and A5 Certificates are the Senior Certificates of Group 3.

(7)

The Class A6, A7 and A8 Certificates are the Senior Certificates of Group 4.

(8)

The Class A9 Certificates are the Subordinate Senior Certificates.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2, Group 3 and Group 4 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

B)

All principal from Group 2 will be paid to the Class A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero;

C)

All principal from Group 3 will be paid to the Class A4 and A5 Certificates:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 3 will be paid to the Class A4 and Class A5 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 3 will be paid to the Class A4 and Class A5 Certificates, sequentially and in that order, until they have been reduced to zero; and

D)

All principal from Group 4 will be paid to the Class A6, Class A7 and Class A8 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero;

3)

To pay to the Class A8 Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the insurance agreement (after application of interest received or advanced for this purpose on such Distribution Date); and

4)

All remaining principal will be allocated to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To pay to the Class A8 Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the insurance agreement (after application of interest received or advanced for this purpose on such Distribution Date); and

4)

All remaining principal will be allocated to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 32.40%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, A8, A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on May 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2, Group 3 and Group 4 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(4)

To pay Current Interest and Carryforward Interest to the Class A2 and Class A3 Certificates from Group 2 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Class A4 and Class A5 Certificates from Group 3 Interest on a pro rata basis;

(6)

Concurrently, from Group 4 Interest (a) to pay Current Interest and Carryforward Interest to the Class A6, Class A7 and Class A8 Certificates on a pro rata basis and (b) to the Class A8 Certificate Insurer, the Class A8 Insurance Rate;

(7)

Concurrently, (a) to pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis and (b) to the Class A8 Certificate Insurer, the Class A8 Insurance Rate, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

Concurrently, (a) to pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement and (b) on and after the Distribution Date in which the Swap Agreement is no longer outstanding, to pay to the Class A8 Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the insurance agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(13)

To pay sequentially to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	430,154,000.00	4.46
2	2,480,591,000.00	3.38	32	403,686,000.00	4.47
3	2,404,668,000.00	3.49	33	380,463,000.00	4.48
4	2,331,057,000.00	3.59	34	359,961,000.00	4.49
5	2,259,688,000.00	3.69	35	340,547,000.00	4.50
6	2,190,492,000.00	3.79	36	322,169,000.00	4.51
7	2,123,402,000.00	3.88	37	304,768,000.00	4.52
8	2,058,356,000.00	3.94	38	288,294,000.00	4.53
9	1,995,290,000.00	3.97	39	272,694,000.00	4.54
10	1,934,144,000.00	4.02	40	257,923,000.00	4.55
11	1,874,860,000.00	4.06	41	243,935,000.00	4.56
12	1,817,382,000.00	4.10	42	230,691,000.00	4.57
13	1,748,794,000.00	4.15	43	218,149,000.00	4.58
14	1,680,625,000.00	4.18	44	206,272,000.00	4.59
15	1,613,005,000.00	4.21	45	195,026,000.00	4.60
16	1,546,059,000.00	4.25	46	184,376,000.00	4.61
17	1,479,908,000.00	4.27	47	174,291,000.00	4.62
18	1,414,666,000.00	4.30	48	164,740,000.00	4.63
19	1,350,442,000.00	4.34	49	155,696,000.00	4.65
20	1,287,339,000.00	4.33	50	147,131,000.00	4.66
21	1,225,451,000.00	4.31	51	139,019,000.00	4.67
22	1,164,869,000.00	4.33	52	131,338,000.00	4.68
23	1,105,673,000.00	4.35	53	124,063,000.00	4.69
24	1,047,939,000.00	4.39	54	117,174,000.00	4.70
25	775,963,000.00	4.40	55	110,649,000.00	4.71
26	679,746,000.00	4.41	56	104,470,000.00	4.72
27	605,867,000.00	4.42	57	98,618,000.00	4.73
28	547,486,000.00	4.43	58	93,075,000.00	4.73
29	500,427,000.00	4.44	59	87,826,000.00	4.74
30	461,948,000.00	4.45	60	82,859,000.00	4.75

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

For as long as the Swap Agreement is outstanding, to pay to the Class A8 Certificate Insurer any unreimbursed insured payments remaining unpaid plus all amounts due under the insurance agreement, together with interest thereon at the rate specified in the insurance agreement, to the extent not yet paid;

(5)

To the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(6)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target (1);

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(9)

To pay sequentially to the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts (1);

(10)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(11)

All remaining amounts to the holder of the Class X Certificate.

 (1)  Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the sum of (A) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (B) in the case of Group 4, for as long as the Class A8 Certificates remain outstanding, the Class A8 Insurance Rate (expressed on a monthly basis) and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the four groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (53.17%), Option One (25.32%), Aurora (9.03%), Finance America (7.93%) and Home Loan Corp (3.40%) and as of the Closing Date are serviced by Option One (77.96%), Aurora (14.02%), JPMorgan Chase (6.21%), Wells Fargo (0.79%), Ocwen (0.63%), GMAC (0.38%) and National City (0.01%).  Approximately 68.02% of the Mortgage Loans serviced by Option One are expected to transfer to another servicer on or about July 1, 2005.

Mortgage Insurance

Approximately 81.89% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, RMIC, PMI and certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M Certificates and the Class A9 Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for the Class A9 Certificates, each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6, A7 and A8 Certificates will double and the margins on the Class A9, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6, A7 and A8 will have limited protection by means of the subordination of the Class B Certificates, the Class M Certificates and the Class A9 Certificates.  Classes A1, A2, A3, A4, A5, A6, A7 and A8 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class A9 Certificates will be senior to each Class of Class M Certificates and the Class B Certificates.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates, the Class M Certificates and the Class A9 Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero; then to the Class A9 Certificates, until reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 46.25% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

June 2008 to May 2009

2.45% for the first month, plus an additional

1/12th of 1.30% for each month thereafter

June 2009 to May 2010

3.75% for the first month, plus an additional

1/12th of 0.75% for each month thereafter

June 2010 to May 2011

4.50% for the first month, plus an additional

1/12th of 0.25% for each month thereafter

June 2011 and thereafter

4.75%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.45%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates, the Class A9 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Eliza Chu Mark Goldenberg	(212) 438-7317 (212) 438-1641
Moody’s	Mike Labuskes	(212) 553-2935
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-5
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Class A8 Certificate Insurer:	CIFG Assurance North America, Inc. (“CIFG NA”)
Class A8 Insurance Rate:	[•]% of the unpaid principal balance of the Class A8 Certificates, payable monthly
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in June 2005.
Statistical Cut-Off Date:	Approximately 46.98% of the Mortgage Loans are as of April 1, 2005. Approximately 53.02% of the Mortgage Loans are as of April 19, 2005.
Cut-Off Date:	May 1, 2005
Pricing Date:	Week of May 16, 2005
Closing Date:	May 26, 2005
Settlement Date:	May 26, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	May 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution

Summary of Terms (continued)
Servicing Fee:

The servicing fee for approximately 75.07% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 24.93% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A, Class M and Class B Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	4.64	3.18	2.36	1.81	1.40
Window (mos)	1-154	1-104	1-77	1-60	1-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A2
Avg. Life (yrs)	1.63	1.22	1.00	0.85	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	6/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A3
Avg. Life (yrs)	7.22	4.84	3.51	2.60	1.95
Window (mos)	37-154	25-104	21-77	18-60	15-36
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2008

Class A4
Avg. Life (yrs)	4.64	3.17	2.36	1.80	1.40
Window (mos)	1-154	1-104	1-77	1-60	1-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A5
Avg. Life (yrs)	4.64	3.17	2.36	1.80	1.40
Window (mos)	1-154	1-104	1-77	1-60	1-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A6
Avg. Life (yrs)	1.63	1.22	1.00	0.85	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	6/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A7
Avg. Life (yrs)	5.25	3.50	2.50	1.97	1.70
Window (mos)	37-107	25-71	21-52	18-31	15-25
Expected Final Mat.	4/25/2014	4/25/2011	9/25/2009	12/25/2007	6/25/2007

Class A8
Avg. Life (yrs)	11.67	7.84	5.78	4.03	2.51
Window (mos)	107-154	71-104	52-77	31-60	25-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class A9
Avg. Life (yrs)	8.44	5.68	4.57	4.45	4.00
Window (mos)	49-154	38-104	43-77	50-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M1
Avg. Life (yrs)	8.44	5.68	4.52	4.27	4.00
Window (mos)	49-154	38-104	42-77	47-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M2
Avg. Life (yrs)	8.44	5.68	4.48	4.10	4.00
Window (mos)	49-154	37-104	40-77	44-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M3
Avg. Life (yrs)	8.44	5.68	4.44	3.96	3.98
Window (mos)	49-154	37-104	39-77	42-60	47-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M4
Avg. Life (yrs)	8.44	5.68	4.41	3.88	3.81
Window (mos)	49-154	37-104	39-77	41-60	44-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M5
Avg. Life (yrs)	8.44	5.68	4.40	3.83	3.67
Window (mos)	49-154	37-104	38-77	40-60	42-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M6
Avg. Life (yrs)	8.44	5.68	4.38	3.78	3.57
Window (mos)	49-154	37-104	38-77	39-60	41-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M7
Avg. Life (yrs)	8.44	5.68	4.38	3.75	3.49
Window (mos)	49-154	37-104	37-77	38-60	39-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M8
Avg. Life (yrs)	8.44	5.68	4.35	3.72	3.42
Window (mos)	49-154	37-104	37-77	38-60	39-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class M9
Avg. Life (yrs)	8.09	5.43	4.17	3.55	3.25
Window (mos)	49-152	37-102	37-75	37-58	38-46
Expected Final Mat.	1/25/2018	11/25/2013	8/25/2011	3/25/2010	3/25/2009

Class B
Avg. Life (yrs)	6.50	4.36	3.47	3.14	3.09
Window (mos)	49-118	37-79	37-58	37-45	37-38
Expected Final Mat.	3/25/2015	12/25/2011	3/25/2010	2/25/2009	7/25/2008

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.42	2.13	1.36
Window (mos)	1-120	1-77	1-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class A2
Avg. Life (yrs)	1.04	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	8/25/2007	10/25/2006	5/25/2006

Class A3
Avg. Life (yrs)	5.58	3.45	2.15
Window (mos)	27-120	17-77	12-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class A4
Avg. Life (yrs)	3.43	2.14	1.37
Window (mos)	1-120	1-77	1-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class A5
Avg. Life (yrs)	3.43	2.14	1.37
Window (mos)	1-120	1-77	1-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class A6
Avg. Life (yrs)	1.03	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	8/25/2007	10/25/2006	5/25/2006

Class A7
Avg. Life (yrs)	3.98	2.37	1.60
Window (mos)	27-83	17-53	12-28
Expected Final Mat.	4/25/2012	10/25/2009	9/25/2007

Class A8
Avg. Life (yrs)	9.09	5.83	3.37
Window (mos)	83-120	53-77	28-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class A9
Avg. Life (yrs)	6.49	4.61	4.58
Window (mos)	37-120	44-77	55-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class M1
Avg. Life (yrs)	6.49	4.56	4.43
Window (mos)	37-120	43-77	51-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M2
Avg. Life (yrs)	6.49	4.50	4.16
Window (mos)	37-120	41-77	46-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M3
Avg. Life (yrs)	6.49	4.46	3.94
Window (mos)	37-120	40-77	44-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M4
Avg. Life (yrs)	6.49	4.43	3.82
Window (mos)	37-120	39-77	42-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M5
Avg. Life (yrs)	6.49	4.42	3.74
Window (mos)	37-120	39-77	41-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M6
Avg. Life (yrs)	6.49	4.39	3.68
Window (mos)	37-120	38-77	40-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M7
Avg. Life (yrs)	6.49	4.39	3.62
Window (mos)	37-120	38-77	39-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M8
Avg. Life (yrs)	6.49	4.37	3.58
Window (mos)	37-120	37-77	38-55
Expected Final Mat.	5/25/2015	10/25/2011	12/25/2009

Class M9
Avg. Life (yrs)	6.21	4.18	3.42
Window (mos)	37-118	37-76	37-53
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class B
Avg. Life (yrs)	4.95	3.47	3.10
Window (mos)	37-91	37-59	37-41
Expected Final Mat.	12/25/2012	4/25/2010	10/25/2008

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	4.97	3.45	2.59	1.98	1.44
Window (mos)	1-305	1-231	1-179	1-146	1-119
Expected Final Mat.	10/25/2030	8/25/2024	4/25/2020	7/25/2017	4/25/2015

Class A2
Avg. Life (yrs)	1.63	1.22	1.00	0.85	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	6/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A3
Avg. Life (yrs)	7.82	5.31	3.87	2.87	1.95
Window (mos)	37-301	25-225	21-177	18-137	15-36
Expected Final Mat.	6/25/2030	2/25/2024	2/25/2020	10/25/2016	5/25/2008

Class A4
Avg. Life (yrs)	4.98	3.45	2.58	1.98	1.44
Window (mos)	1-305	1-231	1-179	1-146	1-119
Expected Final Mat.	10/25/2030	8/25/2024	4/25/2020	7/25/2017	4/25/2015

Class A5
Avg. Life (yrs)	4.98	3.45	2.58	1.98	1.44
Window (mos)	1-305	1-231	1-179	1-146	1-119
Expected Final Mat.	10/25/2030	8/25/2024	4/25/2020	7/25/2017	4/25/2015

Class A6
Avg. Life (yrs)	1.63	1.22	1.00	0.85	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	6/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A7
Avg. Life (yrs)	5.25	3.50	2.50	1.97	1.70
Window (mos)	37-107	25-71	21-52	18-31	15-25
Expected Final Mat.	4/25/2014	4/25/2011	9/25/2009	12/25/2007	6/25/2007

Class A8
Avg. Life (yrs)	13.61	9.38	6.96	4.93	2.54
Window (mos)	107-305	71-228	52-179	31-141	25-109
Expected Final Mat.	10/25/2030	5/25/2024	4/25/2020	2/25/2017	6/25/2014

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class A9
Avg. Life (yrs)	9.19	6.28	5.02	4.81	7.15
Window (mos)	49-255	38-181	43-141	50-110	72-106
Expected Final Mat.	8/25/2026	6/25/2020	2/25/2017	7/25/2014	3/25/2014

Class M1
Avg. Life (yrs)	9.17	6.28	4.97	4.61	5.56
Window (mos)	49-249	38-179	42-136	47-107	61-86
Expected Final Mat.	2/25/2026	4/25/2020	9/25/2016	4/25/2014	7/25/2012

Class M2
Avg. Life (yrs)	9.14	6.25	4.90	4.42	4.77
Window (mos)	49-243	37-177	40-132	44-103	51-83
Expected Final Mat.	8/25/2025	2/25/2020	5/25/2016	12/25/2013	4/25/2012

Class M3
Avg. Life (yrs)	9.09	6.20	4.83	4.26	4.28
Window (mos)	49-230	37-166	39-123	42-96	47-77
Expected Final Mat.	7/25/2024	3/25/2019	8/25/2015	5/25/2013	10/25/2011

Class M4
Avg. Life (yrs)	9.04	6.16	4.77	4.15	4.03
Window (mos)	49-219	37-157	39-116	41-90	44-72
Expected Final Mat.	8/25/2023	6/25/2018	1/25/2015	11/25/2012	5/25/2011

Class M5
Avg. Life (yrs)	8.96	6.10	4.71	4.06	3.86
Window (mos)	49-207	37-147	38-109	40-85	42-68
Expected Final Mat.	8/25/2022	8/25/2017	6/25/2014	6/25/2012	1/25/2011

Class M6
Avg. Life (yrs)	8.86	6.02	4.63	3.97	3.72
Window (mos)	49-196	37-138	38-102	39-79	41-63
Expected Final Mat.	9/25/2021	11/25/2016	11/25/2013	12/25/2011	8/25/2010

Class M7
Avg. Life (yrs)	8.74	5.91	4.54	3.87	3.58
Window (mos)	49-181	37-127	37-94	38-73	39-58
Expected Final Mat.	6/25/2020	12/25/2015	3/25/2013	6/25/2011	3/25/2010

Class M8
Avg. Life (yrs)	8.54	5.74	4.40	3.74	3.44
Window (mos)	49-168	37-114	37-84	38-65	39-52
Expected Final Mat.	5/25/2019	11/25/2014	5/25/2012	10/25/2010	9/25/2009

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class M9
Avg. Life (yrs)	8.09	5.43	4.17	3.55	3.25
Window (mos)	49-152	37-102	37-75	37-58	38-46
Expected Final Mat.	1/25/2018	11/25/2013	8/25/2011	3/25/2010	3/25/2009

Class B
Avg. Life (yrs)	6.50	4.36	3.47	3.14	3.09
Window (mos)	49-118	37-79	37-58	37-45	37-38
Expected Final Mat.	3/25/2015	12/25/2011	3/25/2010	2/25/2009	7/25/2008

(1)

Assumes the Prepayment Assumption as defined on pages 2 and 3.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.69	2.32	1.49
Window (mos)	1-249	1-168	1-120
Expected Final Mat.	2/25/2026	5/25/2019	5/25/2015

Class A2
Avg. Life (yrs)	1.04	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	8/25/2007	10/25/2006	5/25/2006

Class A3
Avg. Life (yrs)	6.12	3.82	2.40
Window (mos)	27-254	17-172	12-122
Expected Final Mat.	7/25/2026	9/25/2019	7/25/2015

Class A4
Avg. Life (yrs)	3.70	2.33	1.49
Window (mos)	1-250	1-169	1-121
Expected Final Mat.	3/25/2026	6/25/2019	6/25/2015

Class A5
Avg. Life (yrs)	3.70	2.33	1.49
Window (mos)	1-250	1-169	1-121
Expected Final Mat.	3/25/2026	6/25/2019	6/25/2015

Class A6
Avg. Life (yrs)	1.03	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	8/25/2007	10/25/2006	5/25/2006

Class A7
Avg. Life (yrs)	3.98	2.37	1.60
Window (mos)	27-83	17-53	12-28
Expected Final Mat.	4/25/2012	10/25/2009	9/25/2007

Class A8
Avg. Life (yrs)	10.85	7.02	4.17
Window (mos)	83-254	53-172	28-122
Expected Final Mat.	7/25/2026	9/25/2019	7/25/2015

Class A9
Avg. Life (yrs)	7.13	5.05	5.06
Window (mos)	37-206	44-136	55-97
Expected Final Mat.	7/25/2022	9/25/2016	6/25/2013

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class M1
Avg. Life (yrs)	7.12	4.98	4.72
Window (mos)	37-200	43-132	51-94
Expected Final Mat.	1/25/2022	5/25/2016	3/25/2013

Class M2
Avg. Life (yrs)	7.09	4.91	4.44
Window (mos)	37-195	41-129	46-91
Expected Final Mat.	8/25/2021	2/25/2016	12/25/2012

Class M3
Avg. Life (yrs)	7.05	4.84	4.20
Window (mos)	37-184	40-121	44-86
Expected Final Mat.	9/25/2020	6/25/2015	7/25/2012

Class M4
Avg. Life (yrs)	7.01	4.78	4.06
Window (mos)	37-176	39-115	42-81
Expected Final Mat.	1/25/2020	12/25/2014	2/25/2012

Class M5
Avg. Life (yrs)	6.95	4.72	3.95
Window (mos)	37-166	39-108	41-77
Expected Final Mat.	3/25/2019	5/25/2014	10/25/2011

Class M6
Avg. Life (yrs)	6.87	4.64	3.85
Window (mos)	37-157	38-102	40-72
Expected Final Mat.	6/25/2018	11/25/2013	5/25/2011

Class M7
Avg. Life (yrs)	6.74	4.55	3.73
Window (mos)	37-145	38-94	39-66
Expected Final Mat.	6/25/2017	3/25/2013	11/25/2010

Class M8
Avg. Life (yrs)	6.56	4.42	3.61
Window (mos)	37-131	37-84	38-60
Expected Final Mat.	4/25/2016	5/25/2012	5/25/2010

Class M9
Avg. Life (yrs)	6.21	4.18	3.42
Window (mos)	37-118	37-76	37-53
Expected Final Mat.	3/25/2015	9/25/2011	10/25/2009

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class B
Avg. Life (yrs)	4.95	3.47	3.10
Window (mos)	37-91	37-59	37-41
Expected Final Mat.	12/25/2012	4/25/2010	10/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Group 4 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Group 4 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.24487	6.39131	6.23813	6.08597	6.24010	40	14.46327	14.69788	14.32642	14.49109	14.50240
2	22.59645	22.74747	22.58942	22.43224	22.59142	41	15.31646	15.74667	15.30916	15.48487	15.47572
3	21.42778	21.57357	21.42208	21.26884	21.42307	42	14.69350	15.11016	14.68545	14.85729	14.84767
4	21.04172	21.18735	21.03587	20.88364	21.03716	43	15.05227	15.48315	15.04293	15.22234	15.21161
5	21.38800	21.53793	21.38176	21.22461	21.38308	44	14.44199	14.85926	14.43196	14.60732	14.59620
6	20.39520	20.53969	20.38894	20.23703	20.39021	45	14.33357	14.74881	14.31815	14.50269	14.48697
7	20.81181	20.96039	20.80505	20.64832	20.80638	46	15.73824	16.19560	15.71913	15.92357	15.90644
8	19.94966	20.09265	19.94280	19.79138	19.94410	47	14.52413	14.89645	14.44922	14.66780	14.64543
9	19.82160	19.96368	19.81553	19.66325	19.81596	48	14.88513	15.27064	14.80697	15.03463	15.01077
10	21.82577	21.98226	21.81857	21.65132	21.81943	49	14.28514	14.65896	14.20878	14.43079	14.40701
11	19.61420	19.75923	19.61299	19.46282	19.61234	50	14.64198	15.02899	14.56232	14.79344	14.76818
12	20.19769	20.34659	20.19594	20.04099	20.19532	51	14.06971	14.44275	13.98765	14.22019	14.19133
13	19.37310	19.51626	19.37092	19.22119	19.37037	52	13.95994	14.33133	13.87634	14.10892	14.08035
14	19.84179	19.98875	19.83903	19.68453	19.83852	53	14.41351	14.84967	14.36900	14.58828	14.56724
15	19.01573	19.15700	19.01373	18.86326	19.01238	54	13.83916	14.26177	13.79516	14.01010	13.98833
16	18.80759	18.94819	18.80510	18.65569	18.80411	55	14.18902	14.62623	14.14258	14.36750	14.34356
17	19.22191	19.36620	19.21880	19.06463	19.21783	56	13.62500	14.04858	13.57912	13.79950	13.77494
18	18.37511	18.51378	18.37160	18.22260	18.37071	57	13.52019	13.95396	13.48213	13.69776	13.67549
19	18.73272	18.87501	18.72856	18.57480	18.72769	58	14.85652	15.33716	14.83154	15.06799	15.03650
20	17.90784	18.05004	17.90331	17.75470	17.90399	59	13.42090	13.80622	13.34446	13.54414	13.53978
21	18.36506	18.42523	18.22317	18.06910	18.26920	60	13.76410	14.16283	13.68420	13.89576	13.88803
22	20.29409	20.36143	20.13981	19.97086	20.18999	61	10.43849	10.82491	10.36033	10.56793	10.55892
23	19.53341	19.57469	19.36106	19.46967	19.48780	62	10.76547	11.16530	10.68383	10.90130	10.89041
24	20.10822	20.15097	19.92958	20.04378	20.06137	63	10.39782	10.78779	10.32019	10.53125	10.52039
25	16.92485	16.96628	16.75145	16.86387	16.87978	64	10.37736	10.76775	10.30475	10.51534	10.50243
26	16.71907	16.76573	16.53989	16.65576	16.67345	65	10.70740	11.10913	10.62606	10.84661	10.83383
27	15.74548	15.76421	15.52337	15.63699	15.67035	66	10.34134	10.73048	10.26174	10.47883	10.46434
28	15.23940	15.25857	15.01721	15.13236	15.16475	67	10.66463	11.06708	10.58145	10.80866	10.79213
29	15.75235	15.85421	15.58117	15.76065	15.74266	68	10.29980	10.68956	10.21840	10.44106	10.42357
30	14.92803	15.02682	14.76209	14.93655	14.91878	69	10.27891	10.66955	10.19661	10.42202	10.40322
31	15.09663	15.20999	14.93823	15.12083	15.09725	70	11.35703	11.78975	11.27118	11.51822	11.49668
32	14.41455	14.52644	14.26090	14.43835	14.41575	71	10.23956	10.63103	10.15844	10.38432	10.36483
33	14.48969	14.56722	14.27765	14.46600	14.45547	72	10.55907	10.96372	10.47428	10.71134	10.68906
34	15.34630	15.42179	15.11666	15.31440	15.30528	73	10.19728	10.58897	10.11429	10.34639	10.32338
35	14.93023	15.18799	14.84357	14.99469	14.99703	74	10.51526	10.92004	10.42852	10.67110	10.64584
36	15.28380	15.55058	15.19362	15.35128	15.35303	75	10.15477	10.54650	10.06988	10.30727	10.28140
37	14.65376	14.91235	14.56589	14.71991	14.72096	76	10.13343	10.52512	10.05303	10.28758	10.26155
38	15.00316	15.27148	14.91173	15.07236	15.07296	77	10.45171	10.85684	10.36500	10.61007	10.58315
39	14.59171	14.82819	14.45614	14.62097	14.63205

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on pages 2 and 3.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.93%	31	3.39%
2	2.76%	32	3.21%
3	2.52%	33	3.23%
4	2.42%	34	3.54%
5	2.45%	35	3.57%
6	2.22%	36	3.71%
7	2.26%	37	3.53%
8	2.06%	38	3.73%
9	2.03%	39	3.59%
10	2.41%	40	3.59%
11	1.91%	41	3.80%
12	2.01%	42	3.64%
13	1.82%	43	3.79%
14	1.93%	44	3.62%
15	1.75%	45	3.62%
16	1.71%	46	4.09%
17	1.84%	47	3.63%
18	1.66%	48	3.78%
19	1.77%	49	3.60%
20	1.61%	50	3.75%
21	2.04%	51	3.58%
22	2.49%	52	3.57%
23	3.29%	53	3.76%
24	3.40%	54	3.58%
25	3.25%	55	3.74%
26	3.40%	56	3.56%
27	3.24%	57	3.56%
28	3.22%	58	4.05%
29	3.48%	59	3.59%
30	3.31%	60	3.74%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on pages 2 and 3.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) assumes 100% of the Prepayment Assumption as defined on pages 2 and 3, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
A9	22.91	18.095
M1	20.56	16.807
M2	16.63	14.444
M3	14.28	12.886
M4	12.43	11.573
M5	11.02	10.515
M6	9.66	9.445
M7	8.40	8.405
M8	7.56	7.685
M9	6.45	6.698
B	5.20	5.534

SAIL 2005-5 Collateral Summary – Aggregate

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,027	$1,096,037,509.96	42.62%	7.390%	100.00%	610	80.83%	56.07%	34.09%
2/13 ARM (Libor)	12	1,112,754.74	0.04	7.115	100.00	588	70.33	85.29	21.27
2/18 ARM (Libor)	1	177,908.81	0.01	6.450	100.00	665	80.00	100.00	0.00
3/27 ARM (Libor)	1,313	248,801,815.29	9.67	7.383	100.00	626	82.15	49.54	40.44
5/25 ARM (Libor)	53	10,690,843.03	0.42	6.748	100.00	648	74.83	64.05	25.13
6 Month Libor ARM	7	1,576,861.67	0.06	7.413	100.00	574	72.69	26.02	0.00
Balloon	1,523	82,060,926.61	3.19	10.236	0.00	657	99.65	58.37	0.41
Fixed Rate	2,206	309,638,244.94	12.04	7.236	0.00	641	77.27	66.88	31.08
Subtotal (Non-IO):	11,142	$1,750,096,865.05	68.05%	7.491%	77.62%	620	81.22%	57.21%	32.79%

Interest-Only Loans:
2/28 ARM (Libor)	2,251	$629,253,295.17	24.47%	6.632%	100.00%	655	81.68%	54.39%	26.50%
3/27 ARM (Libor)	704	170,309,603.51	6.62	6.607	100.00	659	80.49	47.21	21.81
5/25 ARM (Libor)	19	5,574,939.77	0.22	6.145	100.00	670	75.31	52.50	0.00
Fixed Rate	60	16,521,423.03	0.64	6.754	0.00	659	78.93	64.73	38.70
Subtotal (IO Loans):	3,034	$821,659,261.48	31.95%	6.626%	97.99%	656	81.33%	53.09%	25.59%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	8	$1,654,458.87	0.20%	6.097%	100.00%	667	77.48%	39.69%	14.96%
36	35	9,163,316.74	1.12	7.411	100.00	633	82.54	29.67	22.41
60	2,991	810,841,485.87	98.68	6.618	97.96	656	81.33	53.39	25.65
Total:	3,034	$821,659,261.48	100.00%	6.626%	97.99%	656	81.33%	53.09%	25.59%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,472	$50,459,230.75	1.96%	9.989%	14.80%	639	93.46%	64.14%	5.51%
50,000.01 - 100,000.00	2,924	220,645,944.41	8.58	8.429	62.13	624	82.86	64.42	16.83
100,000.01 - 150,000.00	2,780	347,699,409.45	13.52	7.463	81.85	622	79.94	65.05	24.69
150,000.01 - 200,000.00	2,138	373,541,516.94	14.52	7.172	84.91	623	79.73	60.23	29.06
200,000.01 - 250,000.00	1,459	327,280,128.75	12.73	7.076	87.84	628	80.35	54.92	32.64
250,000.01 - 300,000.00	1,142	312,490,762.87	12.15	6.929	89.62	630	80.35	49.25	30.38
300,000.01 - 350,000.00	738	239,431,175.88	9.31	6.918	88.92	638	81.78	46.38	39.07
350,000.01 - 400,000.00	563	210,938,233.71	8.20	6.862	90.49	641	82.30	52.85	36.46
400,000.01 - 450,000.00	347	147,424,276.26	5.73	6.807	90.55	647	83.37	48.56	45.39
450,000.01 - 500,000.00	259	123,891,881.92	4.82	6.850	89.21	638	82.42	48.49	39.77
500,000.01 - 550,000.00	123	64,875,131.16	2.52	6.899	95.09	647	83.73	57.80	41.59
550,000.01 - 600,000.00	116	67,229,450.97	2.61	6.847	90.62	642	82.21	59.43	35.19
600,000.01 - 650,000.00	45	28,335,962.33	1.10	6.638	91.01	657	79.05	53.32	20.02
650,000.01 >=	70	57,513,021.13	2.24	6.664	92.98	645	75.50	54.66	8.77
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	12,152	$2,466,056,420.46	95.89%	7.086%	87.73%	631	80.51%	55.82%	31.80%
2nd Lien	2,024	105,699,706.07	4.11	10.207	0.00	654	98.63	57.66	0.00
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	6,786	$1,342,220,845.24	52.19%	7.183%	81.75%	613	78.71%	57.43%	33.95%
Purchase	6,395	1,045,693,324.43	40.66	7.282	87.02	657	84.61	51.90	26.19
Rate/Term Refinance	844	151,103,459.41	5.88	7.135	83.83	621	80.43	65.67	29.12
Debt Consolidation	151	32,738,497.45	1.27	6.747	90.77	616	82.01	75.62	32.35
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	12,370	$2,270,766,824.49	88.30%	7.159%	83.17%	627	80.98%	57.01%	28.26%
Investment	1,647	267,034,484.86	10.38	7.695	91.40	664	83.81	49.63	48.96
Second Home	159	33,954,817.18	1.32	7.133	91.16	654	79.41	30.28	33.95
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,751	$100,794,936.01	3.92%	9.750%	1.10%	652	94.88%	58.92%	3.98%
181 - 240	173	12,949,421.05	0.50	8.704	1.37	656	84.08	48.79	12.74
241 - 360	12,252	2,458,011,769.47	95.58	7.103	87.97	631	80.68	55.81	31.67
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,751	$100,794,936.01	3.92%	9.750%	1.10%	652	94.88%	58.92%	3.98%
181 - 240	173	12,949,421.05	0.50	8.704	1.37	656	84.08	48.79	12.74
241 - 360	12,252	2,458,011,769.47	95.58	7.103	87.97	631	80.68	55.81	31.67
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,512	$912,637,634.42	35.49%	6.817%	85.45%	639	80.13%	54.40%	28.58%
FL	1,129	170,722,915.02	6.64	7.534	84.01	625	81.34	49.21	30.42
NY	607	152,387,704.66	5.93	7.355	76.29	631	79.87	40.26	39.70
IL	898	150,238,735.68	5.84	7.603	93.24	628	83.81	55.24	41.44
AZ	685	100,834,358.75	3.92	7.168	88.69	642	82.68	59.29	28.53
TX	927	92,603,007.79	3.60	7.865	72.32	624	82.58	56.93	19.33
NV	426	83,494,644.16	3.25	7.107	85.75	639	81.43	55.09	33.75
NJ	372	83,473,560.27	3.25	7.572	85.56	616	79.44	45.81	37.57
MN	502	75,460,838.20	2.93	7.463	88.53	636	85.14	55.42	36.76
HI	285	71,326,082.02	2.77	6.762	58.02	650	80.55	75.88	32.77
Other	4,833	678,576,645.56	26.39	7.459	84.93	622	81.94	61.89	28.18
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	857	$135,602,510.63	5.27%	6.918%	67.70%	600	49.69%	52.23%	0.00%
60.01 - 70.00%	1,093	219,655,271.87	8.54	7.022	79.02	602	66.48	50.06	0.00
70.01 - 80.00%	5,627	1,153,256,100.78	44.84	6.840	91.28	638	78.90	53.09	0.00
80.01 - 85.00%
With MI:	969	216,379,525.64	8.41	7.098	83.54	617	84.43	59.12	100.00
Without MI:	267	45,204,302.15	1.76	8.014	93.06	571	84.70	61.36	0.00
85.01 - 90.00%
With MI:	1,572	350,522,033.09	13.63	7.245	87.06	643	89.73	53.51	100.00
Without MI:	362	64,445,108.84	2.51	7.884	94.09	590	89.80	62.65	0.00
90.01 - 95.00%
With MI:	827	176,072,220.93	6.85	7.519	89.59	659	94.69	71.19	100.00
Without MI:	312	53,181,748.19	2.07	7.923	96.99	606	94.72	81.50	0.00
95.01 - 100.00%
With MI:	195	41,113,871.70	1.60	7.949	91.15	679	99.77	58.08	100.00
Without MI:	71	10,623,726.64	0.41	8.333	95.13	635	99.75	68.78	0.00
Subtotal (First Lien):	12,152	$2,466,056,420.46	95.89%	7.086%	87.73%	631	80.51%	55.82%	31.80%

Second Lien Loans:
<= 60.00%	11	$913,063.37	0.04%	9.657%	0.00%	598	53.69%	23.05%	0.00%
60.01 - 70.00%	12	759,270.44	0.03	9.840	0.00	599	64.48	31.47	0.00
70.01 - 80.00%	19	1,565,101.95	0.06	10.180	0.00	593	76.50	42.72	0.00
80.01 - 85.00%	12	793,960.96	0.03	10.188	0.00	615	82.70	60.77	0.00
85.01 - 90.00%	11	668,194.97	0.03	10.066	0.00	675	88.45	11.29	0.00
90.01 - 95.00%	51	2,672,064.85	0.10	9.851	0.00	654	94.64	58.98	0.00
95.01 - 100.00%	1,908	98,328,049.53	3.82	10.227	0.00	656	99.97	58.67	0.00
Subtotal (Second Lien):	2,024	$105,699,706.07	4.11%	10.207%	0.00%	654	98.63%	57.66%	0.00%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	3,979	$846,106,154.80	32.90%	7.269%	84.97%	636	83.74%	56.53%	83.97%
60.01 - 70.00%	1,534	293,239,279.06	11.40	7.012	77.60	607	71.57	57.03	25.09
70.01 - 80.00%	5,627	1,153,256,100.78	44.84	6.840	91.28	638	78.90	53.09	0.00
80.01 - 85.00%	267	45,204,302.15	1.76	8.014	93.06	571	84.70	61.36	0.00
85.01 - 90.00%	362	64,445,108.84	2.51	7.884	94.09	590	89.80	62.65	0.00
90.01 - 95.00%	312	53,181,748.19	2.07	7.923	96.99	606	94.72	81.50	0.00
95.01 - 100.00%	71	10,623,726.64	0.41	8.333	95.13	635	99.75	68.78	0.00
Subtotal (First Lien):	12,152	$2,466,056,420.46	95.89%	7.086%	87.73%	631	80.51%	55.82%	31.80%

Second Lien Loans:
< = 60.00%	11	$913,063.37	0.04%	9.657%	0.00%	598	53.69%	23.05%	0.00%
60.01 - 70.00%	12	759,270.44	0.03	9.840	0.00	599	64.48	31.47	0.00
70.01 - 80.00%	19	1,565,101.95	0.06	10.180	0.00	593	76.50	42.72	0.00
80.01 - 85.00%	12	793,960.96	0.03	10.188	0.00	615	82.70	60.77	0.00
85.01 - 90.00%	11	668,194.97	0.03	10.066	0.00	675	88.45	11.29	0.00
90.01 - 95.00%	51	2,672,064.85	0.10	9.851	0.00	654	94.64	58.98	0.00
95.01 - 100.00%	1,908	98,328,049.53	3.82	10.227	0.00	656	99.97	58.67	0.00
Subtotal (Second Lien):	2,024	$105,699,706.07	4.11%	10.207%	0.00%	654	98.63%	57.66%	0.00%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	845	$132,062,142.04	5.14%	6.929%	67.27%	600	49.70%	52.83%	0.00%
60.01 - 70.00%	1,039	209,133,209.07	8.13	7.031	77.90	599	66.13	51.22	0.00
70.01 - 80.00%	2,462	492,553,354.34	19.15	7.200	85.28	606	77.56	49.61	0.00
80.01 - 85.00%
With MI:	942	211,438,806.94	8.22	7.090	83.56	617	84.43	59.04	100.00
Without MI:	241	43,774,909.17	1.70	7.861	92.69	580	83.82	56.24	0.00
85.01 - 90.00%
With MI:	1,525	340,930,105.16	13.26	7.228	86.90	642	89.72	53.65	100.00
Without MI:	435	86,364,326.42	3.36	7.570	94.34	617	85.69	45.56	0.00
90.01 - 95.00%
With MI:	847	178,486,336.11	6.94	7.519	89.48	658	94.49	70.98	100.00
Without MI:	622	117,293,030.72	4.56	7.360	97.01	636	86.21	55.47	0.00
95.01 - 100.00%
With MI:	249	53,232,403.15	2.07	7.902	91.07	676	97.45	56.90	100.00
Without MI:	2,945	600,787,797.34	23.36	6.585	95.67	659	80.35	60.18	0.00
Subtotal (First Lien):	12,152	$2,466,056,420.46	95.89%	7.086%	87.73%	631	80.51%	55.82%	31.80%

Second Lien Loans:
< = 60.00%	11	$913,063.37	0.04%	9.657%	0.00%	598	53.69%	23.05%	0.00%
60.01 - 70.00%	12	759,270.44	0.03	9.840	0.00	599	64.48	31.47	0.00
70.01 - 80.00%	19	1,565,101.95	0.06	10.180	0.00	593	76.50	42.72	0.00
80.01 - 85.00%	12	793,960.96	0.03	10.188	0.00	615	82.70	60.77	0.00
85.01 - 90.00%	11	668,194.97	0.03	10.066	0.00	675	88.45	11.29	0.00
90.01 - 95.00%	51	2,672,064.85	0.10	9.851	0.00	654	94.64	58.98	0.00
95.01 - 100.00%	1,908	98,328,049.53	3.82	10.227	0.00	656	99.97	58.67	0.00
Subtotal (Second Lien):	2,024	$105,699,706.07	4.11%	10.207%	0.00%	654	98.63%	57.66%	0.00%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	38	$3,410,085.07	0.13%	8.876%	93.56%	N/A	72.79%	65.84%	0.00%
500 - 520	561	94,301,698.12	3.67	8.439	94.52	510	74.12	66.51	7.78
521 - 540	669	119,802,571.94	4.66	8.085	94.35	531	74.55	67.24	14.89
541 - 560	818	139,069,464.21	5.41	7.818	91.48	550	76.79	64.87	19.61
561 - 580	872	151,588,832.11	5.89	7.538	87.54	571	78.79	66.08	31.27
581 - 600	1,485	248,617,803.96	9.67	7.362	84.57	591	80.16	67.17	29.65
601 - 620	1,691	297,074,623.76	11.55	7.208	83.78	611	82.67	67.97	38.13
621 - 640	1,949	350,404,956.38	13.63	7.039	80.72	631	82.21	57.27	33.13
641 - 660	1,924	350,068,629.17	13.61	7.047	81.39	650	82.39	49.75	31.71
661 - 680	1,504	284,913,385.54	11.08	6.953	82.04	670	82.89	45.10	32.01
681 - 700	1,289	256,610,664.10	9.98	6.821	87.19	690	82.19	41.01	26.22
701 - 720	550	107,378,668.18	4.18	6.901	79.36	710	85.24	42.65	42.33
721 - 740	366	71,795,383.89	2.79	6.863	77.61	730	84.68	46.85	40.97
741 - 760	231	48,024,883.22	1.87	6.725	77.58	750	83.41	51.44	35.02
761 - 780	148	32,494,096.71	1.26	6.886	74.01	769	83.69	41.50	43.53
781 >=	81	16,200,380.17	0.63	6.937	72.01	791	84.65	39.73	36.03
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	10,293	$1,795,571,707.01	69.82%	7.221%	83.68%	627	80.95%	57.14%	30.11%
PUD	1,509	310,306,301.05	12.07	7.119	86.72	637	82.21	58.76	27.38
2-4 Family	1,219	279,815,502.20	10.88	7.259	85.16	648	81.54	43.88	36.47
Condo	1,097	179,445,857.13	6.98	7.236	83.87	645	82.30	55.67	30.50
Manufactured Housing	58	6,616,759.14	0.26	7.539	47.77	652	78.61	97.85	24.63
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$415,373,035.03	$91,756,028.71	$1,201,899,462.64	$16,262,278.75	$0.00	$0.00	$1,725,290,805.13
3/27 ARM (Libor)	203,828,497.57	5,429,473.84	7,968,546.33	201,110,953.51	0.00	773,947.55	419,111,418.80
Fixed Rate	62,762,829.10	30,526,698.03	12,171,122.35	220,015,594.16	0.00	683,424.33	326,159,667.97
Balloon	31,485,670.45	2,224,448.47	6,990,958.54	41,359,849.15	0.00	0.00	82,060,926.61
5/25 ARM (Libor)	6,249,517.90	355,846.70	1,583,343.40	8,077,074.80	0.00	0.00	16,265,782.80
6 Month Libor ARM	635,536.48	0.00	615,579.11	325,746.08	0.00	0.00	1,576,861.67
2/13 ARM (Libor)	382,817.86	0.00	729,936.88	0.00	0.00	0.00	1,112,754.74
2/18 ARM (Libor)	0.00	0.00	177,908.81	0.00	0.00	0.00	177,908.81
Total:	$720,717,904.39	$130,292,495.75	$1,232,136,858.06	$487,151,496.45	$0.00	$1,457,371.88	$2,571,756,126.53

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.08%	5.32%	69.66%	0.94%	0.00%	0.00%	67.09%
3/27 ARM (Libor)	48.63	1.30	1.90	47.99	0.00	0.18	16.30
Fixed Rate	19.24	9.36	3.73	67.46	0.00	0.21	12.68
Balloon	38.37	2.71	8.52	50.40	0.00	0.00	3.19
5/25 ARM (Libor)	38.42	2.19	9.73	49.66	0.00	0.00	0.63
6 Month Libor ARM	40.30	0.00	39.04	20.66	0.00	0.00	0.06
2/13 ARM (Libor)	34.40	0.00	65.60	0.00	0.00	0.00	0.04
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	28.02%	5.07%	47.91%	18.94%	0.00%	0.06%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	7,599	$1,539,537,946.27	59.86%	6.949%	82.42%	634	80.58%	57.94%	30.01%
None	4,302	720,717,904.39	28.02	7.655	86.92	632	81.99	49.37	31.65
2% of UPB	605	89,948,988.27	3.50	7.438	88.52	631	83.83	57.49	34.59
1% of Amount Prepaid	733	79,003,858.10	3.07	7.839	82.12	610	85.07	71.56	31.80
2% of Amount Prepaid	185	35,326,904.13	1.37	7.465	86.31	596	79.03	63.22	30.17
Other	752	107,220,525.37	4.17	7.338	86.93	627	81.80	55.06	25.25
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	8,454	$1,437,461,817.22	55.89%	7.098%	81.52%	622	81.97%	100.00%	32.33%
Stated	4,866	932,965,627.27	36.28	7.448	85.87	640	80.70	0.00	31.10
Limited	707	165,872,817.51	6.45	6.943	94.69	655	79.43	0.00	14.89
No Documentation	149	35,455,864.53	1.38	7.071	94.62	674	75.17	0.00	12.66
Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	4	$625,897.69	0.02%	6.564%	69.10%	650	83.06%	100.00%	0.00%
0.01 to 5.00	4	919,758.33	0.04	6.392	89.56	629	83.70	100.00	79.31
5.01 to 10.00	20	3,552,772.88	0.14	7.037	81.57	655	85.17	100.00	49.44
10.01 to 15.00	113	17,759,715.96	0.69	7.047	83.10	636	79.69	100.00	34.81
15.01 to 20.00	213	30,137,500.68	1.17	7.118	84.55	617	80.67	100.00	33.27
20.01 to 25.00	418	68,108,983.28	2.65	7.135	81.65	619	78.42	100.00	28.92
25.01 to 30.00	654	96,372,065.72	3.75	7.183	79.87	618	79.85	100.00	32.18
30.01 to 35.00	965	155,191,570.33	6.03	7.147	80.87	619	81.47	100.00	32.83
35.01 to 40.00	1,382	233,134,146.88	9.07	7.086	81.51	624	81.70	100.00	32.11
40.01 to 45.00	1,696	295,187,834.68	11.48	7.033	84.17	626	82.60	100.00	30.27
45.01 to 50.00	2,116	361,941,574.98	14.07	7.134	80.49	624	83.85	100.00	36.26
50.01 to 55.00	781	154,080,146.70	5.99	7.067	79.26	613	80.92	100.00	28.77
55.01 to 60.00	87	20,311,349.11	0.79	6.951	84.71	619	79.89	100.00	22.51
60.01 to 65.00	1	138,500.00	0.01	5.125	100.00	623	69.25	100.00	0.00
Subtotal (Full Doc):	8,454	$1,437,461,817.22	55.89%	7.098%	81.52%	622	81.97%	100.00%	32.33%

Non-Full Doc Loans:
Not available	204	$48,308,212.01	1.88%	7.021%	95.21%	673	76.13%	0.00%	9.49%
0.01 to 5.00	7	1,729,167.75	0.07	7.557	68.79	685	71.54	0.00	42.93
5.01 to 10.00	18	3,040,994.14	0.12	7.839	74.53	661	79.32	0.00	29.21
10.01 to 15.00	56	7,775,962.92	0.30	7.782	90.70	640	77.50	0.00	27.48
15.01 to 20.00	115	17,329,403.05	0.67	7.488	87.77	649	78.34	0.00	31.31
20.01 to 25.00	255	36,493,790.38	1.42	7.434	81.21	641	75.74	0.00	22.12
25.01 to 30.00	377	66,442,525.06	2.58	7.333	87.29	638	77.80	0.00	25.58
30.01 to 35.00	661	125,941,800.39	4.90	7.285	88.49	641	78.59	0.00	26.43
35.01 to 40.00	1,011	202,083,429.54	7.86	7.311	87.98	640	79.54	0.00	24.47
40.01 to 45.00	1,488	295,122,449.42	11.48	7.345	86.64	647	81.36	0.00	29.27
45.01 to 50.00	1,279	274,903,012.77	10.69	7.487	87.43	643	83.07	0.00	34.36
50.01 to 55.00	235	51,923,668.05	2.02	7.340	86.01	627	79.58	0.00	30.96
55.01 to 60.00	16	3,199,893.83	0.12	7.526	76.38	634	75.99	0.00	27.23
Subtotal (Non-Full Doc):	5,722	$1,134,294,309.31	44.11%	7.362%	87.43%	644	80.34%	0.00%	28.16%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	303	$80,123,841.06	3.12%	5.342%	100.00%	669	76.30%	75.43%	11.93%
5.501 to 6.000	1,028	266,493,735.44	10.36	5.840	100.00	658	77.92	70.14	14.74
6.001 to 6.500	1,466	354,425,837.00	13.78	6.311	100.00	648	79.28	58.14	24.01
6.501 to 7.000	2,015	459,642,226.33	17.87	6.803	100.00	636	80.89	51.80	32.58
7.001 to 7.500	1,552	322,233,299.98	12.53	7.292	100.00	626	82.55	46.87	40.54
7.501 to 8.000	1,601	307,441,351.88	11.95	7.785	100.00	611	83.26	49.09	41.92
8.001 to 8.500	933	166,417,142.75	6.47	8.277	100.00	605	84.47	48.26	40.78
8.501 to 9.000	757	119,197,863.64	4.63	8.779	100.00	590	84.52	46.10	42.89
9.001 to 9.500	343	44,993,124.21	1.75	9.263	100.00	574	82.33	45.45	28.99
9.501 to 10.000	218	26,288,417.11	1.02	9.782	100.00	559	81.32	51.66	18.49
10.001 to 10.500	81	8,519,310.69	0.33	10.244	100.00	547	76.86	50.45	6.86
10.501 to 11.000	63	4,947,929.48	0.19	10.739	100.00	553	75.99	64.54	8.40
Greater than 11.000	27	2,811,452.38	0.11	11.444	100.00	527	71.86	53.84	0.00
Subtotal (ARM Loans):	10,387	$2,163,535,531.95	84.13%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Fixed Rate Loans:
Less than 5.501	5	$900,994.38	0.04%	5.382%	0.00%	667	71.16%	91.71%	37.19%
5.501 to 6.000	208	50,854,563.75	1.98	5.896	0.00	682	71.40	74.39	21.84
6.001 to 6.500	308	69,054,740.57	2.69	6.296	0.00	652	74.17	71.75	27.43
6.501 to 7.000	375	70,145,122.63	2.73	6.807	0.00	641	75.77	63.98	33.51
7.001 to 7.500	229	37,820,437.85	1.47	7.288	0.00	631	78.07	65.30	40.53
7.501 to 8.000	230	32,544,120.81	1.27	7.787	0.00	627	78.90	57.26	49.38
8.001 to 8.500	151	15,846,138.18	0.62	8.277	0.00	611	80.87	74.12	34.95
8.501 to 9.000	281	23,630,391.46	0.92	8.828	0.00	635	88.03	72.46	29.82
9.001 to 9.500	265	17,202,281.04	0.67	9.328	0.00	660	93.01	66.02	17.20
9.501 to 10.000	536	28,786,161.50	1.12	9.845	0.00	651	96.76	65.89	2.49
10.001 to 10.500	418	22,956,172.36	0.89	10.306	0.00	655	97.94	46.21	3.34
10.501 to 11.000	429	22,158,885.79	0.86	10.802	0.00	632	97.29	46.79	2.88
Greater than 11.000	354	16,320,584.26	0.63	11.425	0.00	614	98.23	55.73	0.00
Subtotal (Fixed Rate):	3,789	$408,220,594.58	15.87%	7.819%	0.00%	645	81.83%	65.08%	25.22%

Total:	14,176	$2,571,756,126.53	100.00%	7.215%	84.13%	632	81.25%	55.89%	30.49%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	36	$8,012,576.59	0.37%	6.016%	100.00%	678	77.29%	46.89%	2.77%
3.001 - 3.500	67	19,479,339.35	0.90	5.792	100.00	679	74.73	49.48	11.23
3.501 - 4.000	181	47,557,947.95	2.20	5.942	100.00	658	72.83	52.97	11.23
4.001 - 4.500	399	86,223,284.19	3.99	6.340	100.00	639	76.24	54.50	22.09
4.501 - 5.000	1,683	346,489,990.79	16.01	6.930	100.00	648	79.71	40.82	22.36
5.001 - 5.500	2,033	462,374,771.62	21.37	6.942	100.00	624	82.18	56.81	41.81
5.501 - 6.000	3,302	716,754,967.85	33.13	6.993	100.00	641	83.57	63.87	38.66
6.001 - 6.500	1,589	306,108,630.81	14.15	7.454	100.00	610	80.45	43.46	23.06
6.501 - 7.000	625	100,806,970.29	4.66	8.218	100.00	566	76.66	55.58	20.93
7.001 - 7.500	191	29,770,793.76	1.38	8.741	100.00	570	79.88	45.93	21.28
7.501 - 8.000	177	24,456,174.10	1.13	9.445	100.00	552	78.61	56.89	17.63
8.001 - 8.500	49	7,243,053.16	0.33	9.357	100.00	570	82.33	43.77	33.97
8.501 - 9.000	37	5,501,602.53	0.25	9.522	100.00	581	81.08	54.24	27.90
9.001 - 9.500	10	1,451,103.83	0.07	9.650	100.00	577	80.82	38.94	0.00
9.501 - 10.000	8	1,304,325.13	0.06	9.827	100.00	582	89.17	73.83	10.46
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8	$1,726,861.67	0.08%	7.236%	100.00%	590	70.10%	23.76%	0.00%
1.500	90	23,994,840.67	1.11	6.832	100.00	628	79.03	42.67	15.63
2.000	1,105	236,210,570.90	10.92	6.917	100.00	657	79.32	35.50	15.16
3.000	9,149	1,892,228,424.09	87.46	7.130	100.00	625	81.43	56.79	33.87
5.000	17	4,328,207.25	0.20	6.199	100.00	668	73.67	43.94	0.00
6.000	15	3,955,624.85	0.18	6.412	100.00	657	80.42	21.31	16.71
7.000	2	923,325.25	0.04	6.700	100.00	669	80.69	0.00	0.00
9.200	1	167,677.27	0.01	6.200	100.00	602	42.00	0.00	0.00
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	9,213	$1,929,659,372.71	89.19%	7.130%	100.00%	626	81.45%	56.84%	34.30%
1.350	1	79,921.87	0.00	6.100	100.00	600	80.00	0.00	0.00
1.500	446	78,666,687.39	3.64	7.036	100.00	626	80.45	50.29	20.32
2.000	722	154,295,145.28	7.13	6.765	100.00	673	77.74	22.71	2.07
3.000	3	570,727.43	0.03	6.617	100.00	645	79.99	58.73	0.00
6.000	2	263,677.27	0.01	6.218	100.00	619	55.84	0.00	0.00
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$250,000.00	0.01%	4.875%	100.00%	678	76.92%	100.00%	0.00%
10.001 - 10.500	8	1,705,769.15	0.08	5.844	100.00	679	74.54	77.22	0.00
10.501 - 11.000	19	4,582,292.54	0.21	5.052	100.00	681	77.79	45.14	11.98
11.001 - 11.500	145	40,450,331.32	1.87	5.387	100.00	668	75.11	64.97	10.68
11.501 - 12.000	476	126,233,407.35	5.83	5.839	100.00	661	76.70	60.84	11.83
12.001 - 12.500	818	190,842,039.09	8.82	6.147	100.00	654	77.71	54.66	17.41
12.501 - 13.000	1,455	341,074,698.15	15.76	6.402	100.00	644	79.37	60.87	22.83
13.001 - 13.500	1,422	319,930,459.51	14.79	6.691	100.00	637	80.47	58.07	29.24
13.501 - 14.000	1,815	386,903,019.14	17.88	7.127	100.00	625	81.41	52.16	35.52
14.001 - 14.500	1,329	267,267,993.76	12.35	7.547	100.00	620	83.32	49.90	42.11
14.501 - 15.000	1,215	226,169,571.93	10.45	7.993	100.00	606	84.33	51.24	44.77
15.001 - 15.500	671	118,235,466.73	5.46	8.451	100.00	598	85.01	46.59	43.64
15.501 - 16.000	571	89,730,939.85	4.15	8.953	100.00	593	85.54	44.35	45.35
16.001 - 16.500	242	30,710,754.95	1.42	9.476	100.00	584	83.81	39.78	34.48
16.501 - 17.000	133	13,667,840.75	0.63	10.088	100.00	570	81.14	46.35	18.86
17.001 - 17.500	33	3,114,299.75	0.14	10.594	100.00	556	77.91	35.98	0.00
17.501 - 18.000	26	1,593,371.14	0.07	10.402	100.00	565	71.95	47.69	0.00
18.001 - 18.500	6	809,576.84	0.04	11.433	100.00	531	77.56	87.40	0.00
18.501 - 19.000	2	263,700.00	0.01	11.750	100.00	518	66.29	100.00	0.00
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	212	$54,839,533.71	2.53%	5.376%	100.00%	667	75.43%	68.93%	13.34%
5.501 - 6.000	1,092	285,517,675.03	13.20	5.801	100.00	659	78.01	73.09	14.45
6.001 - 6.500	1,504	362,458,657.90	16.75	6.302	100.00	649	79.27	57.13	23.72
6.501 - 7.000	2,014	459,046,156.46	21.22	6.804	100.00	636	80.86	52.02	32.53
7.001 - 7.500	1,556	322,984,055.59	14.93	7.294	100.00	626	82.56	46.85	40.65
7.501 - 8.000	1,591	305,891,404.93	14.14	7.785	100.00	611	83.24	49.18	41.84
8.001 - 8.500	934	166,689,579.65	7.70	8.277	100.00	605	84.49	48.12	40.93
8.501 - 9.000	754	118,860,031.24	5.49	8.779	100.00	589	84.45	45.96	42.78
9.001 - 9.500	343	45,091,581.29	2.08	9.266	100.00	574	82.53	45.86	28.93
9.501 - 10.000	217	26,059,960.03	1.20	9.782	100.00	559	81.16	51.24	18.65
10.001 - 10.500	81	8,519,310.69	0.39	10.244	100.00	547	76.86	50.45	6.86
10.501 - 11.000	63	4,947,929.48	0.23	10.739	100.00	553	75.99	64.54	8.40
11.001 - 11.500	15	1,687,464.44	0.08	11.280	100.00	518	72.07	48.17	0.00
11.501 - 12.000	10	872,211.10	0.04	11.697	100.00	533	65.72	59.52	0.00
12.001 - 12.500	1	69,980.41	0.00	12.100	100.00	0	70.00	0.00	0.00
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	13	$2,603,739.53	0.12%	7.651%	100.00%	593	79.77%	48.75%	21.43%
13 - 24	8,204	1,707,262,795.76	78.91	7.113	100.00	626	81.13	55.59	31.41
25 - 36	2,023	423,115,355.86	19.56	7.077	100.00	640	81.55	49.15	33.22
37 >=	147	30,553,640.80	1.41	6.683	100.00	661	76.62	44.21	12.40
Total:	10,387	$2,163,535,531.95	100.00%	7.100%	100.00%	629	81.14%	54.16%	31.48%

SAIL 2005-5 Collateral Summary – Group 1

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,962	$315,814,823.28	52.85%	7.200%	100.00%	605	79.02%	60.48%	28.32%
2/13 ARM (Libor)	4	491,816.09	0.08	6.629	100.00	583	68.91	78.83	18.30
3/27 ARM (Libor)	398	66,865,685.72	11.19	7.156	100.00	622	81.38	59.78	40.16
5/25 ARM (Libor)	12	2,260,875.14	0.38	6.798	100.00	630	69.66	76.12	33.07
Balloon	474	23,055,424.35	3.86	10.263	0.00	656	99.85	60.19	0.00
Fixed Rate	640	79,082,964.02	13.23	7.276	0.00	636	76.72	70.23	31.10
Subtotal (Non-IOs):	3,490	$487,571,588.60	81.59%	7.349%	79.05%	615	79.90%	62.04%	29.07%

Interest-Only Loans:
2/28 ARM (Libor)	429	$89,860,793.71	15.04%	6.550%	100.00%	701	82.01%	47.38%	22.83%
3/27 ARM (Libor)	89	17,782,421.75	2.98	6.517	100.00	706	83.06	62.81	38.79
Fixed Rate	12	2,408,332.14	0.40	6.774	0.00	692	77.14	52.64	36.32
Subtotal (IO Loans):	530	$110,051,547.60	18.41%	6.550%	97.81%	702	82.07%	49.99%	25.71%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	530	$110,051,547.60	100.00%	6.550%	97.81%	702	82.07%	49.99%	25.71%
Total:	530	$110,051,547.60	100.00%	6.550%	97.81%	702	82.07%	49.99%	25.71%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	461	$16,198,450.74	2.71%	9.992%	11.36%	638	92.98%	68.20%	4.86%
50,000.01 - 100,000.00	874	65,607,720.94	10.98	8.201	63.15	622	81.53	68.48	16.31
100,000.01 - 150,000.00	895	111,861,117.33	18.72	7.236	83.46	623	78.59	67.58	25.32
150,000.01 - 200,000.00	708	124,158,837.23	20.78	6.997	86.02	624	78.82	62.69	29.00
200,000.01 - 250,000.00	491	110,171,148.04	18.43	6.911	86.95	635	79.99	56.43	34.11
250,000.01 - 300,000.00	405	110,796,974.52	18.54	6.883	90.04	635	80.04	50.07	29.15
300,000.01 - 350,000.00	186	58,828,887.40	9.84	6.830	91.96	653	82.88	51.75	41.37
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,433	$569,959,242.86	95.37%	7.055%	86.51%	630	79.40%	59.78%	29.83%
2nd Lien	587	27,663,893.34	4.63	10.214	0.00	653	98.92	60.60	0.00
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,972	$320,404,978.85	53.61%	7.134%	81.14%	611	76.91%	61.17%	31.31%
Purchase	1,747	232,083,252.47	38.83	7.324	83.99	660	84.61	54.80	22.76
Rate/Term Refinance	251	36,941,111.82	6.18	7.132	83.56	620	82.22	74.45	36.03
Debt Consolidation	50	8,193,793.06	1.37	6.688	89.22	624	82.24	83.44	43.87
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,619	$540,986,308.30	90.52%	7.149%	82.32%	629	79.98%	60.32%	25.82%
Investment	368	50,678,612.58	8.48	7.752	83.71	649	83.52	56.11	52.64
Second Home	33	5,958,215.32	1.00	7.302	88.79	630	82.36	46.54	61.31
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	541	$28,985,763.58	4.85%	9.646%	1.70%	651	93.83%	60.98%	4.94%
241 - 360	3,479	568,637,372.62	95.15	7.077	86.63	630	79.61	59.76	29.65
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	541	$28,985,763.58	4.85%	9.646%	1.70%	651	93.83%	60.98%	4.94%
241 - 360	3,479	568,637,372.62	95.15	7.077	86.63	630	79.61	59.76	29.65
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	916	$174,768,508.32	29.24%	6.807%	81.11%	644	77.92%	51.77%	23.20%
FL	339	45,340,917.68	7.59	7.514	81.40	620	80.85	57.55	31.54
IL	289	43,066,140.78	7.21	7.346	91.48	625	82.55	65.33	38.50
NY	147	27,216,237.52	4.55	7.246	83.39	624	76.46	47.59	28.06
AZ	197	24,404,467.84	4.08	7.289	82.80	643	82.78	66.19	27.67
TX	234	24,379,117.69	4.08	7.816	71.08	613	82.30	69.43	22.70
MN	172	24,144,747.81	4.04	7.376	90.36	642	84.85	57.71	32.81
MI	192	19,308,753.24	3.23	7.712	85.02	606	84.34	73.28	26.06
NJ	100	18,749,966.99	3.14	7.434	91.97	608	77.11	50.94	35.79
NV	120	18,481,438.45	3.09	7.194	83.63	644	81.63	60.03	34.99
Other	1,314	177,762,839.88	29.74	7.269	80.92	626	81.07	66.40	29.56
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	312	$44,419,890.67	7.43%	6.737%	72.56%	600	49.80%	60.97%	0.00%
60.01 - 70.00%	344	57,305,851.70	9.59	6.971	82.44	590	66.21	54.87	0.00
70.01 - 80.00%	1,553	258,903,637.54	43.32	6.867	89.67	642	78.82	55.49	0.00
80.01 - 85.00%
With MI:	261	47,017,084.50	7.87	7.089	82.31	618	84.36	67.63	100.00
Without MI:	75	11,459,031.86	1.92	7.985	96.02	571	84.65	65.03	0.00
85.01 - 90.00%
With MI:	412	73,849,864.02	12.36	7.186	83.23	646	89.70	55.83	100.00
Without MI:	100	14,482,064.82	2.42	7.854	92.33	587	89.84	75.23	0.00
90.01 - 95.00%
With MI:	232	40,253,099.53	6.74	7.463	89.03	652	94.69	73.25	100.00
Without MI:	76	11,261,464.43	1.88	7.799	93.99	606	94.85	89.84	0.00
95.01 - 100.00%
With MI:	49	8,907,982.69	1.49	7.690	96.03	686	99.72	72.43	100.00
Without MI:	19	2,099,271.10	0.35	8.836	91.34	642	99.69	53.87	0.00
Subtotal (First Lien):	3,433	$569,959,242.86	95.37%	7.055%	86.51%	630	79.40%	59.78%	29.83%

Second Lien Loans:
< = 60.00%	3	$228,390.25	0.04%	9.183%	0.00%	622	56.33%	13.35%	0.00%
60.01 - 70.00%	3	170,666.45	0.03	10.207	0.00	608	66.55	0.00	0.00
70.01 – 80.00%	5	298,307.70	0.05	10.087	0.00	612	75.85	53.13	0.00
80.01 – 85.00%	3	169,186.86	0.03	9.986	0.00	618	83.75	21.81	0.00
85.01 – 90.00%	1	45,521.23	0.01	12.850	0.00	666	88.99	0.00	0.00
90.01 – 95.00%	14	534,447.16	0.09	9.911	0.00	665	94.48	66.81	0.00
95.01 – 100.00%	558	26,217,373.69	4.39	10.227	0.00	654	99.97	61.72	0.00
Subtotal (Second Lien):	587	$27,663,893.34	4.63%	10.214%	0.00%	653	98.92%	60.60%	0.00%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,127	$192,956,059.37	32.29%	7.182%	84.03%	634	81.10%	61.01%	76.98%
60.01 - 70.00%	483	78,797,713.74	13.19	6.926	78.53	600	71.69	63.16	27.27
70.01 - 80.00%	1,553	258,903,637.54	43.32	6.867	89.67	642	78.82	55.49	0.00
80.01 - 85.00%	75	11,459,031.86	1.92	7.985	96.02	571	84.65	65.03	0.00
85.01 - 90.00%	100	14,482,064.82	2.42	7.854	92.33	587	89.84	75.23	0.00
90.01 - 95.00%	76	11,261,464.43	1.88	7.799	93.99	606	94.85	89.84	0.00
95.01 - 100.00%	19	2,099,271.10	0.35	8.836	91.34	642	99.69	53.87	0.00
Subtotal (First Lien):	3,433	$569,959,242.86	95.37%	7.055%	86.51%	630	79.40%	59.78%	29.83%

Second Lien Loans:
< = 60.00%	3	$228,390.25	0.04%	9.183%	0.00%	622	56.33%	13.35%	0.00%
60.01 - 70.00%	3	170,666.45	0.03	10.207	0.00	608	66.55	0.00	0.00
70.01 – 80.00%	5	298,307.70	0.05	10.087	0.00	612	75.85	53.13	0.00
80.01 – 85.00%	3	169,186.86	0.03	9.986	0.00	618	83.75	21.81	0.00
85.01 – 90.00%	1	45,521.23	0.01	12.850	0.00	666	88.99	0.00	0.00
90.01 – 95.00%	14	534,447.16	0.09	9.911	0.00	665	94.48	66.81	0.00
95.01 – 100.00%	558	26,217,373.69	4.39	10.227	0.00	654	99.97	61.72	0.00
Subtotal (Second Lien):	587	$27,663,893.34	4.63%	10.214%	0.00%	653	98.92%	60.60%	0.00%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	309	$44,118,721.71	7.38%	6.739%	72.64%	599	49.79%	60.70%	0.00%
60.01 - 70.00%	335	56,357,915.53	9.43	6.959	81.93	589	66.16	55.05	0.00
70.01 - 80.00%	705	112,783,922.95	18.87	7.253	83.69	600	77.35	54.55	0.00
80.01 - 85.00%
With MI:	250	45,286,559.09	7.58	7.080	81.83	618	84.36	66.58	100.00
Without MI:	59	9,757,435.30	1.63	7.900	96.65	572	84.13	60.30	0.00
85.01 - 90.00%
With MI:	402	72,408,592.95	12.12	7.174	83.10	646	89.69	55.98	100.00
Without MI:	92	13,794,733.62	2.31	7.758	91.95	590	89.51	73.99	0.00
90.01 - 95.00%
With MI:	240	41,036,626.87	6.87	7.467	88.99	652	94.52	73.36	100.00
Without MI:	124	18,340,527.44	3.07	7.513	91.89	619	89.14	73.06	0.00
95.01 - 100.00%
With MI:	62	11,296,251.83	1.89	7.652	95.66	677	97.11	72.36	100.00
Without MI:	855	144,777,955.57	24.23	6.624	94.58	673	80.28	57.30	0.00
Subtotal (First Lien):	3,433	$569,959,242.86	95.37%	7.055%	86.51%	630	79.40%	59.78%	29.83%

Second Lien Loans:
< = 60.00%	3	$228,390.25	0.04%	9.183%	0.00%	622	56.33%	13.35%	0.00%
60.01 - 70.00%	3	170,666.45	0.03	10.207	0.00	608	66.55	0.00	0.00
70.01 – 80.00%	5	298,307.70	0.05	10.087	0.00	612	75.85	53.13	0.00
80.01 – 85.00%	3	169,186.86	0.03	9.986	0.00	618	83.75	21.81	0.00
85.01 – 90.00%	1	45,521.23	0.01	12.850	0.00	666	88.99	0.00	0.00
90.01 – 95.00%	14	534,447.16	0.09	9.911	0.00	665	94.48	66.81	0.00
95.01 – 100.00%	558	26,217,373.69	4.39	10.227	0.00	654	99.97	61.72	0.00
Subtotal (Second Lien):	587	$27,663,893.34	4.63%	10.214%	0.00%	653	98.92%	60.60%	0.00%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	12	$911,224.82	0.15%	8.677%	88.99%	N/A	63.12%	58.87%	0.00%
500 - 520	133	19,610,902.52	3.28	8.228	91.67	510	71.03	67.69	3.98
521 - 540	214	35,747,940.25	5.98	7.907	93.28	531	73.26	70.77	13.94
541 - 560	291	45,832,163.28	7.67	7.644	92.37	550	75.37	71.77	15.97
561 - 580	285	43,567,254.23	7.29	7.428	88.21	571	77.36	71.03	29.30
581 - 600	392	51,911,501.08	8.69	7.345	82.41	592	78.11	73.26	23.39
601 - 620	416	56,676,582.93	9.48	7.235	79.34	610	81.90	72.60	36.38
621 - 640	549	69,478,153.99	11.63	7.305	70.78	631	82.36	59.97	35.58
641 - 660	455	62,424,745.65	10.45	7.169	75.82	650	82.61	52.83	33.84
661 - 680	500	81,940,972.00	13.71	6.864	84.22	670	82.88	47.02	35.93
681 - 700	306	49,051,621.98	8.21	6.755	84.75	690	82.89	46.86	25.70
701 - 720	206	33,455,376.21	5.60	6.741	81.45	710	83.93	45.17	30.30
721 - 740	112	19,009,574.12	3.18	6.727	80.64	730	82.55	53.41	29.31
741 - 760	75	14,567,856.41	2.44	6.569	85.42	749	81.66	55.91	24.78
761 - 780	53	9,532,318.08	1.60	6.528	73.66	768	81.80	45.65	32.12
781 >=	21	3,904,948.65	0.65	6.778	84.46	794	80.89	37.22	29.24
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,973	$436,291,620.65	73.00%	7.194%	82.48%	627	79.92%	60.35%	27.99%
PUD	385	58,537,937.68	9.80	7.285	81.76	637	82.51	63.83	28.73
2-4 Family	323	57,288,039.11	9.59	7.255	82.86	638	79.57	48.32	32.21
Condo	339	45,505,538.76	7.61	7.103	83.26	653	82.04	64.12	27.80
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$89,209,657.94	$17,300,193.69	$297,525,308.41	$1,640,456.95	$0.00	$0.00	$405,675,616.99
3/27 ARM (Libor)	46,119,805.83	1,305,038.93	761,652.07	36,461,610.64	0.00	0.00	84,648,107.47
Fixed Rate	14,142,355.97	4,996,493.33	3,098,741.18	59,253,705.68	0.00	0.00	81,491,296.16
Balloon	8,020,512.06	180,068.00	1,695,182.52	13,159,661.77	0.00	0.00	23,055,424.35
5/25 ARM (Libor)	734,792.57	0.00	0.00	1,526,082.57	0.00	0.00	2,260,875.14
2/13 ARM (Libor)	0.00	0.00	491,816.09	0.00	0.00	0.00	491,816.09
Total:	$158,227,124.37	$23,781,793.95	$303,572,700.27	$112,041,517.61	$0.00	$0.00	$597,623,136.20

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	21.99%	4.26%	73.34%	0.40%	0.00%	0.00%	67.88%
3/27 ARM (Libor)	54.48	1.54	0.90	43.07	0.00	0.00	14.16
Fixed Rate	17.35	6.13	3.80	72.71	0.00	0.00	13.64
Balloon	34.79	0.78	7.35	57.08	0.00	0.00	3.86
5/25 ARM (Libor)	32.50	0.00	0.00	67.50	0.00	0.00	0.38
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.08
Total:	26.48%	3.98%	50.80%	18.75%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,311	$365,694,456.67	61.19%	6.978%	80.65%	636	79.59%	59.40%	27.55%
None	1,128	158,227,124.37	26.48	7.568	85.99	624	80.61	58.25	29.82
2% of UPB	204	29,997,466.77	5.02	7.258	88.09	640	83.55	58.26	32.26
1% of Amount Prepaid	250	25,604,123.88	4.28	7.713	79.53	611	85.56	71.86	29.43
2% of Amount Prepaid	52	8,112,784.35	1.36	7.840	82.88	583	77.37	69.89	25.29
Other	75	9,987,180.16	1.67	7.569	85.79	604	80.44	65.82	28.21
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,551	$357,510,004.82	59.82%	7.129%	80.23%	621	80.86%	100.00%	30.48%
Stated	1,406	229,944,801.16	38.48	7.313	86.40	646	79.49	0.00	25.63
Limited	52	8,286,482.96	1.39	7.259	76.84	634	80.81	0.00	18.90
No Documentation	11	1,881,847.26	0.31	7.134	64.28	708	71.02	0.00	29.41
Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
Not available	1	$193,400.68	0.03%	5.890%	0.00%	670	80.00%	100.00%	0.00%
5.01 to 10.00	5	626,827.84	0.10	7.586	64.90	660	93.26	100.00	64.90
10.01 to 15.00	38	4,078,272.86	0.68	7.389	72.91	622	76.55	100.00	21.67
15.01 to 20.00	75	9,426,610.85	1.58	7.281	87.34	611	79.90	100.00	30.30
20.01 to 25.00	135	19,129,776.51	3.20	6.997	78.97	612	75.46	100.00	25.39
25.01 to 30.00	232	29,579,391.03	4.95	7.051	82.99	614	78.21	100.00	29.85
30.01 to 35.00	324	44,317,869.16	7.42	7.167	81.46	619	80.01	100.00	29.54
35.01 to 40.00	445	64,952,369.15	10.87	7.069	80.75	626	80.86	100.00	31.63
40.01 to 45.00	458	64,886,213.76	10.86	7.102	80.94	623	81.48	100.00	29.05
45.01 to 50.00	614	86,809,606.50	14.53	7.230	78.64	624	83.80	100.00	35.10
50.01 to 55.00	224	33,509,666.48	5.61	7.058	78.25	615	79.12	100.00	24.38
Subtotal (Full Doc):	2,551	$357,510,004.82	59.82%	7.129%	80.23%	621	80.86%	100.00%	30.48%

Non-Full Doc Loans:
Not available	11	$1,881,847.26	0.31%	7.134%	64.28%	708	71.02%	0.00%	29.41%
0.01 to 5.00	1	44,000.00	0.01	10.600	100.00	589	80.00	0.00	0.00
5.01 to 10.00	5	492,488.96	0.08	8.108	67.89	671	86.42	0.00	91.55
10.01 to 15.00	14	2,096,137.48	0.35	7.567	90.39	643	77.87	0.00	33.39
15.01 to 20.00	37	4,221,872.96	0.71	7.460	81.83	635	75.36	0.00	22.78
20.01 to 25.00	83	11,892,584.80	1.99	7.248	88.01	639	75.16	0.00	19.63
25.01 to 30.00	114	16,676,329.76	2.79	7.291	89.31	634	77.82	0.00	25.28
30.01 to 35.00	207	33,468,680.70	5.60	7.187	87.99	644	76.26	0.00	19.51
35.01 to 40.00	249	40,132,746.40	6.72	7.309	82.40	646	79.95	0.00	25.72
40.01 to 45.00	324	54,985,051.91	9.20	7.324	85.97	651	80.31	0.00	25.86
45.01 to 50.00	362	62,587,289.45	10.47	7.359	87.02	650	82.06	0.00	27.38
50.01 to 55.00	62	11,634,101.70	1.95	7.297	83.36	622	78.80	0.00	31.31
Subtotal (Non-Full Doc):	1,469	$240,113,131.38	40.18%	7.309%	85.90%	646	79.47%	0.00%	25.43%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	95	$19,516,529.50	3.27%	5.344%	100.00%	672	75.46%	82.65%	14.29%
5.501 to 6.000	300	58,541,914.19	9.80	5.844	100.00	668	77.45	71.00	16.80
6.001 to 6.500	416	77,422,817.65	12.96	6.306	100.00	650	77.44	55.96	21.20
6.501 to 7.000	678	121,446,862.41	20.32	6.810	100.00	639	80.00	54.66	30.38
7.001 to 7.500	506	85,103,064.50	14.24	7.286	100.00	619	80.58	52.51	38.53
7.501 to 8.000	343	55,675,634.06	9.32	7.787	100.00	598	81.70	56.16	34.64
8.001 to 8.500	209	31,800,524.25	5.32	8.275	100.00	591	84.34	63.93	40.69
8.501 to 9.000	180	25,449,257.73	4.26	8.782	100.00	582	84.56	52.03	40.71
9.001 to 9.500	90	10,561,353.91	1.77	9.241	100.00	564	81.35	57.49	20.92
9.501 to 10.000	48	4,872,537.22	0.82	9.806	100.00	555	81.53	53.46	18.87
10.001 to 10.500	18	1,899,214.22	0.32	10.245	100.00	577	83.03	36.23	6.62
10.501 to 11.000	8	533,888.21	0.09	10.771	100.00	539	79.07	52.07	0.00
Greater than 11.000	3	252,817.84	0.04	11.602	100.00	534	76.55	100.00	0.00
Subtotal (ARM Loans):	2,894	$493,076,415.69	82.51%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Fixed Rate Loans:
Less than 5.501	2	$278,000.00	0.05%	5.454%	0.00%	669	50.96%	100.00%	0.00%
5.501 to 6.000	68	12,553,812.98	2.10	5.879	0.00	668	68.41	86.16	19.64
6.001 to 6.500	86	15,020,573.81	2.51	6.309	0.00	654	73.08	73.23	21.41
6.501 to 7.000	108	17,722,067.81	2.97	6.793	0.00	643	76.56	66.44	34.83
7.001 to 7.500	58	8,315,781.94	1.39	7.258	0.00	628	77.99	57.91	30.03
7.501 to 8.000	72	8,867,036.65	1.48	7.797	0.00	631	80.53	62.47	56.37
8.001 to 8.500	43	4,811,817.16	0.81	8.236	0.00	591	77.55	73.36	35.08
8.501 to 9.000	89	7,492,690.18	1.25	8.823	0.00	632	86.74	68.09	38.62
9.001 to 9.500	75	4,345,468.68	0.73	9.312	0.00	652	91.06	76.73	20.46
9.501 to 10.000	148	8,059,183.15	1.35	9.838	0.00	650	96.69	62.36	6.25
10.001 to 10.500	164	7,644,881.42	1.28	10.293	0.00	653	98.29	51.76	1.94
10.501 to 11.000	112	5,503,087.25	0.92	10.777	0.00	625	95.65	59.35	0.00
Greater than 11.000	101	3,932,319.48	0.66	11.408	0.00	614	99.03	57.10	0.00
Subtotal (Fixed Rate):	1,126	$104,546,720.51	17.49%	7.923%	0.00%	642	81.83%	67.61%	24.36%

Total:	4,020	$597,623,136.20	100.00%	7.202%	82.51%	631	80.30%	59.82%	28.45%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$358,765.89	0.07%	5.955%	100.00%	711	80.00%	44.25%	0.00%
3.001 - 3.500	22	4,306,561.65	0.87	5.531	100.00	687	72.41	51.56	15.93
3.501 - 4.000	71	13,975,031.58	2.83	5.903	100.00	657	73.01	56.38	10.11
4.001 - 4.500	149	24,077,863.39	4.88	6.426	100.00	634	73.99	47.93	15.77
4.501 - 5.000	340	57,719,945.79	11.71	7.032	100.00	623	80.19	59.11	36.00
5.001 - 5.500	639	116,424,607.00	23.61	6.907	100.00	627	80.68	58.51	34.77
5.501 - 6.000	948	160,704,308.41	32.59	6.977	100.00	645	82.78	65.45	36.97
6.001 - 6.500	516	86,791,621.38	17.60	7.331	100.00	619	78.42	43.61	16.21
6.501 - 7.000	148	21,131,112.80	4.29	8.277	100.00	560	75.24	70.46	14.39
7.001 - 7.500	33	4,310,740.57	0.87	8.882	100.00	543	78.06	66.17	17.57
7.501 - 8.000	26	3,275,857.23	0.66	9.650	100.00	547	71.54	61.49	3.84
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	1	$163,681.93	0.03%	6.150%	100.00%	702	80.00%	0.00%	0.00%
2.000	113	19,534,113.86	3.96	7.083	100.00	628	80.01	58.87	29.04
3.000	2,780	473,378,619.90	96.01	7.048	100.00	629	79.97	58.16	29.34
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	6	$1,216,053.87	0.25%	4.924%	100.00%	676	75.48%	36.71%	0.00%
11.001 - 11.500	28	5,386,480.25	1.09	5.380	100.00	663	70.49	77.92	6.89
11.501 - 12.000	118	23,074,617.42	4.68	5.849	100.00	660	75.84	62.03	18.75
12.001 - 12.500	249	46,778,666.95	9.49	6.036	100.00	650	76.62	65.42	18.61
12.501 - 13.000	472	86,627,431.76	17.57	6.405	100.00	648	78.94	66.20	22.84
13.001 - 13.500	432	76,149,881.56	15.44	6.736	100.00	636	78.06	53.97	26.54
13.501 - 14.000	545	95,315,718.57	19.33	7.072	100.00	629	79.99	52.74	30.45
14.001 - 14.500	391	64,111,453.26	13.00	7.469	100.00	616	82.34	57.65	41.47
14.501 - 15.000	258	39,706,263.94	8.05	8.012	100.00	602	83.50	57.39	38.71
15.001 - 15.500	159	24,556,388.31	4.98	8.437	100.00	590	83.86	57.00	38.67
15.501 - 16.000	137	19,254,339.43	3.90	8.924	100.00	585	85.91	48.83	42.88
16.001 - 16.500	59	6,892,131.50	1.40	9.366	100.00	573	84.47	54.54	27.52
16.501 - 17.000	24	2,461,857.60	0.50	10.013	100.00	558	82.51	41.82	21.49
17.001 - 17.500	11	1,227,106.80	0.25	10.278	100.00	595	86.50	28.09	0.00
17.501 - 18.000	3	117,724.47	0.02	10.694	100.00	551	69.27	62.62	0.00
18.001 - 18.500	1	34,400.00	0.01	11.200	100.00	503	80.00	100.00	0.00
18.501 - 19.000	1	165,900.00	0.03	11.750	100.00	518	70.00	100.00	0.00
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	59	$12,512,408.98	2.54%	5.364%	100.00%	666	75.08%	82.23%	14.02%
5.501 - 6.000	318	61,616,224.76	12.50	5.790	100.00	669	77.41	75.62	17.23
6.001 - 6.500	434	80,960,093.39	16.42	6.283	100.00	651	77.50	54.03	20.90
6.501 - 7.000	682	122,296,848.36	24.80	6.810	100.00	639	79.90	54.81	29.96
7.001 - 7.500	505	85,024,574.71	17.24	7.287	100.00	619	80.59	52.56	38.56
7.501 - 8.000	340	55,298,279.76	11.21	7.787	100.00	598	81.70	56.10	34.87
8.001 - 8.500	210	31,926,346.81	6.47	8.273	100.00	591	84.30	64.07	40.53
8.501 - 9.000	179	25,321,827.52	5.14	8.781	100.00	582	84.60	51.79	40.91
9.001 - 9.500	90	10,561,353.91	2.14	9.241	100.00	564	81.35	57.49	20.92
9.501 - 10.000	48	4,872,537.22	0.99	9.806	100.00	555	81.53	53.46	18.87
10.001 - 10.500	18	1,899,214.22	0.39	10.245	100.00	577	83.03	36.23	6.62
10.501 - 11.000	8	533,888.21	0.11	10.771	100.00	539	79.07	52.07	0.00
11.001 - 11.500	2	86,917.84	0.02	11.321	100.00	565	89.06	100.00	0.00
11.501 - 12.000	1	165,900.00	0.03	11.750	100.00	518	70.00	100.00	0.00
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	2,391	$405,404,594.06	82.22%	7.057%	100.00%	626	79.67%	57.64%	27.12%
25 - 36	486	84,279,406.49	17.09	7.025	100.00	639	81.72	60.25	39.83
37 >=	17	3,392,415.14	0.69	6.638	100.00	647	73.20	69.67	30.13
Total:	2,894	$493,076,415.69	100.00%	7.049%	100.00%	629	79.98%	58.17%	29.32%

SAIL 2005-5 Collateral Summary – Group 2

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,735	$272,183,674.44	39.30%	7.834%	100.00%	604	81.68%	55.03%	36.71%
2/13 ARM (Libor)	1	59,615.35	0.01	6.850	100.00	562	20.69	0.00	0.00
3/27 ARM (Libor)	385	65,351,103.56	9.44	7.697	100.00	629	84.21	47.95	44.55
5/25 ARM (Libor)	15	2,946,710.57	0.43	6.570	100.00	660	78.35	69.74	27.91
6 Month Libor ARM	2	205,485.16	0.03	9.276	100.00	517	80.00	43.57	0.00
Balloon	383	16,676,065.01	2.41	10.315	0.00	656	99.76	53.27	0.86
Fixed Rate	601	79,205,576.83	11.44	7.207	0.00	641	76.60	64.76	27.35
Subtotal (Non-IOs):	3,122	$436,628,230.92	63.04%	7.787%	78.04%	617	81.80%	55.76%	34.73%

Interest-Only Loans:
2/28 ARM (Libor)	827	$184,324,003.97	26.61%	6.702%	100.00%	639	80.98%	55.29%	24.35%
3/27 ARM (Libor)	332	66,726,868.03	9.63	6.566	100.00	655	80.17	45.20	17.57
5/25 ARM (Libor)	8	1,860,950.00	0.27	6.309	100.00	659	72.23	37.21	0.00
Fixed Rate	16	3,064,004.04	0.44	6.811	0.00	635	81.23	86.43	31.25
Subtotal (IO Loans):	1,183	$255,975,826.04	36.96%	6.665%	98.80%	643	80.71%	52.90%	22.49%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	7	$1,529,766.96	0.60%	6.166%	100.00%	667	77.27%	34.78%	16.18%
36	9	1,882,350.00	0.74	7.216	100.00	631	77.66	20.80	5.64
60	1,167	252,563,709.08	98.67	6.664	98.79	643	80.75	53.25	22.65
Total:	1,183	$255,975,826.04	100.00%	6.665%	98.80%	643	80.71%	52.90%	22.49%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	483	$16,220,358.77	2.34%	9.975%	18.66%	642	93.66%	59.32%	5.84%
50,000.01 - 100,000.00	867	64,674,900.22	9.34	8.425	71.82	619	82.22	63.12	19.95
100,000.01 - 150,000.00	927	116,239,874.63	16.78	7.555	87.48	615	79.84	61.14	26.52
150,000.01 - 200,000.00	703	122,258,750.26	17.65	7.301	88.05	621	80.30	58.06	30.31
200,000.01 - 250,000.00	513	115,314,105.85	16.65	7.223	89.81	623	80.95	53.42	33.16
250,000.01 - 300,000.00	375	102,480,264.77	14.80	6.981	91.27	627	80.89	47.56	30.32
300,000.01 - 350,000.00	281	91,690,404.93	13.24	6.957	89.61	634	81.75	44.96	37.96
350,000.01 - 400,000.00	89	32,337,253.69	4.67	6.932	86.18	650	82.92	59.46	31.44
400,000.01 - 450,000.00	31	13,166,713.94	1.90	6.932	90.61	659	85.36	45.48	51.57
450,000.01 - 500,000.00	20	9,387,831.04	1.36	6.976	85.26	637	83.91	55.22	40.71
500,000.01 - 550,000.00	12	6,253,339.84	0.90	7.065	83.11	680	84.59	49.87	41.48
550,000.01 - 600,000.00	1	599,507.70	0.09	6.995	100.00	651	78.95	100.00	0.00
600,000.01 - 650,000.00	2	1,297,500.00	0.19	7.060	100.00	676	72.80	0.00	0.00
650,000.01 >=	1	683,251.32	0.10	5.500	100.00	705	80.00	100.00	0.00
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,781	$670,195,089.12	96.76%	7.275%	88.58%	625	80.81%	54.71%	31.22%
2nd Lien	524	22,408,967.84	3.24	10.264	0.00	654	98.99	54.56	0.00
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,979	$348,348,245.35	50.30%	7.370%	82.91%	608	78.66%	57.26%	33.27%
Purchase	2,035	297,944,990.22	43.02	7.387	89.20	650	84.62	49.63	26.72
Rate/Term Refinance	252	39,914,520.45	5.76	7.304	84.16	616	81.00	67.38	28.12
Debt Consolidation	39	6,396,300.94	0.92	7.217	85.48	610	82.68	72.47	38.94
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,594	$583,352,008.49	84.23%	7.307%	84.32%	619	81.12%	56.56%	27.99%
Investment	648	97,444,929.04	14.07	7.779	94.04	667	83.26	46.35	43.40
Second Home	63	11,807,119.43	1.70	7.218	86.00	656	79.58	31.79	30.60
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	439	$20,524,247.50	2.96%	9.806%	0.29%	652	94.78%	53.13%	2.37%
181 - 240	76	5,646,190.03	0.82	8.317	0.00	659	79.05	48.60	12.23
241 - 360	3,790	666,433,619.43	96.22	7.289	89.07	625	81.00	54.80	31.22
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	439	$20,524,247.50	2.96%	9.806%	0.29%	652	94.78%	53.13%	2.37%
181 - 240	76	5,646,190.03	0.82	8.317	0.00	659	79.05	48.60	12.23
241 - 360	3,790	666,433,619.43	96.22	7.289	89.07	625	81.00	54.80	31.22
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	810	$183,029,114.66	26.43%	6.875%	87.06%	630	78.69%	51.43%	26.98%
FL	371	54,688,742.16	7.90	7.648	88.03	625	82.48	44.02	34.05
IL	286	43,972,640.59	6.35	7.935	92.90	626	86.09	52.30	51.13
NY	166	39,931,209.73	5.77	7.477	77.68	628	81.61	41.55	45.08
AZ	233	35,197,995.21	5.08	7.026	92.71	641	82.17	54.41	25.33
TX	335	29,526,436.68	4.26	8.012	74.41	623	82.76	53.64	18.62
NV	145	28,647,308.83	4.14	7.026	84.76	638	81.11	59.53	29.93
NJ	125	25,631,880.78	3.70	7.808	84.76	606	79.96	47.05	32.33
MI	219	22,318,084.89	3.22	7.869	82.74	607	84.84	71.60	40.70
MN	144	21,989,365.99	3.17	7.367	91.61	630	84.39	55.72	35.54
Other	1,471	207,671,277.44	29.98	7.507	84.30	624	81.66	61.99	25.30
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	246	$36,594,794.95	5.28%	7.189%	64.01%	595	49.49%	49.64%	0.00%
60.01 - 70.00%	309	54,751,172.87	7.91	7.183	80.76	601	66.71	48.91	0.00
70.01 - 80.00%	1,766	317,267,526.71	45.81	6.968	91.47	632	79.04	49.57	0.00
80.01 - 85.00%
With MI:	282	53,906,639.41	7.78	7.373	86.98	608	84.44	56.96	100.00
Without MI:	85	12,400,987.65	1.79	8.284	93.49	550	84.76	59.03	0.00
85.01 - 90.00%
With MI:	494	92,902,773.44	13.41	7.505	89.77	636	89.74	55.65	100.00
Without MI:	128	19,406,891.36	2.80	8.235	90.94	588	89.89	70.99	0.00
90.01 - 95.00%
With MI:	268	50,892,386.27	7.35	7.648	88.26	659	94.71	72.58	100.00
Without MI:	112	17,287,500.32	2.50	8.182	97.39	607	94.79	81.28	0.00
95.01 - 100.00%
With MI:	66	11,513,154.77	1.66	8.104	97.74	674	99.67	62.63	100.00
Without MI:	25	3,271,261.37	0.47	8.397	100.00	625	99.54	82.98	0.00
Subtotal (First Lien):	3,781	$670,195,089.12	96.76%	7.275%	88.58%	625	80.81%	54.71%	31.22%

Second Lien Loans:
< = 60.00%	2	$129,981.05	0.02%	10.519%	0.00%	568	54.02%	100.00%	0.00%
60.01 - 70.00%	2	119,930.80	0.02	8.975	0.00	610	65.04	0.00	0.00
70.01 – 80.00%	3	190,735.20	0.03	10.409	0.00	572	77.23	100.00	0.00
80.01 – 85.00%	3	257,473.90	0.04	9.560	0.00	643	80.39	70.91	0.00
85.01 – 90.00%	3	71,764.73	0.01	10.270	0.00	697	89.99	25.34	0.00
90.01 – 95.00%	9	310,532.76	0.04	9.979	0.00	635	94.89	59.24	0.00
95.01 – 100.00%	502	21,328,549.40	3.08	10.281	0.00	656	99.97	54.01	0.00
Subtotal (Second Lien):	524	$22,408,967.84	3.24%	10.264%	0.00%	654	98.99%	54.56%	0.00%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,209	$224,254,877.64	32.38%	7.504%	86.33%	632	83.81%	57.30%	83.68%
60.01 - 70.00%	456	76,306,044.07	11.02	7.220	79.27	604	72.43	56.37	28.25
70.01 - 80.00%	1,766	317,267,526.71	45.81	6.968	91.47	632	79.04	49.57	0.00
80.01 - 85.00%	85	12,400,987.65	1.79	8.284	93.49	550	84.76	59.03	0.00
85.01 - 90.00%	128	19,406,891.36	2.80	8.235	90.94	588	89.89	70.99	0.00
90.01 - 95.00%	112	17,287,500.32	2.50	8.182	97.39	607	94.79	81.28	0.00
95.01 - 100.00%	25	3,271,261.37	0.47	8.397	100.00	625	99.54	82.98	0.00
Subtotal (First Lien):	3,781	$670,195,089.12	96.76%	7.275%	88.58%	625	80.81%	54.71%	31.22%

Second Lien Loans:
< = 60.00%	2	$129,981.05	0.02%	10.519%	0.00%	568	54.02%	100.00%	0.00%
60.01 - 70.00%	2	119,930.80	0.02	8.975	0.00	610	65.04	0.00	0.00
70.01 – 80.00%	3	190,735.20	0.03	10.409	0.00	572	77.23	100.00	0.00
80.01 – 85.00%	3	257,473.90	0.04	9.560	0.00	643	80.39	70.91	0.00
85.01 – 90.00%	3	71,764.73	0.01	10.270	0.00	697	89.99	25.34	0.00
90.01 – 95.00%	9	310,532.76	0.04	9.979	0.00	635	94.89	59.24	0.00
95.01 – 100.00%	502	21,328,549.40	3.08	10.281	0.00	656	99.97	54.01	0.00
Subtotal (Second Lien):	524	$22,408,967.84	3.24%	10.264%	0.00%	654	98.99%	54.56%	0.00%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	245	$36,564,854.48	5.28%	7.187%	64.06%	595	49.52%	49.60%	0.00%
60.01 - 70.00%	284	50,337,030.69	7.27	7.214	79.07	594	66.49	52.04	0.00
70.01 - 80.00%	737	128,522,010.65	18.56	7.438	85.20	601	77.86	46.89	0.00
80.01 - 85.00%
With MI:	272	52,104,429.12	7.52	7.362	87.19	607	84.46	57.34	100.00
Without MI:	82	12,679,753.73	1.83	8.110	92.92	564	83.60	49.95	0.00
85.01 - 90.00%
With MI:	481	90,219,810.24	13.03	7.491	89.46	635	89.73	55.66	100.00
Without MI:	167	27,754,829.50	4.01	7.823	93.39	618	85.29	47.52	0.00
90.01 - 95.00%
With MI:	274	52,090,618.61	7.52	7.653	88.53	658	94.47	72.54	100.00
Without MI:	245	40,673,932.82	5.87	7.457	97.38	641	85.81	48.51	0.00
95.01 - 100.00%
With MI:	83	14,800,095.92	2.14	8.050	95.92	669	97.26	58.58	100.00
Without MI:	911	164,447,723.36	23.74	6.650	95.57	649	80.38	58.52	0.00
Subtotal (First Lien):	3,781	$670,195,089.12	96.76%	7.275%	88.58%	625	80.81%	54.71%	31.22%

Second Lien Loans:
< = 60.00%	2	$129,981.05	0.02%	10.519%	0.00%	568	54.02%	100.00%	0.00%
60.01 - 70.00%	2	119,930.80	0.02	8.975	0.00	610	65.04	0.00	0.00
70.01 – 80.00%	3	190,735.20	0.03	10.409	0.00	572	77.23	100.00	0.00
80.01 – 85.00%	3	257,473.90	0.04	9.560	0.00	643	80.39	70.91	0.00
85.01 – 90.00%	3	71,764.73	0.01	10.270	0.00	697	89.99	25.34	0.00
90.01 – 95.00%	9	310,532.76	0.04	9.979	0.00	635	94.89	59.24	0.00
95.01 – 100.00%	502	21,328,549.40	3.08	10.281	0.00	656	99.97	54.01	0.00
Subtotal (Second Lien):	524	$22,408,967.84	3.24%	10.264%	0.00%	654	98.99%	54.56%	0.00%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	17	$1,582,865.00	0.23%	8.979%	92.46%	N/A	74.68%	76.86%	0.00%
500 - 520	208	32,121,560.54	4.64	8.636	97.41	511	75.06	64.79	10.59
521 - 540	222	35,073,659.59	5.06	8.500	94.46	530	74.24	65.90	14.28
541 - 560	242	36,083,984.72	5.21	8.079	87.76	550	77.27	63.60	17.07
561 - 580	262	39,677,303.54	5.73	7.827	87.07	571	80.20	65.93	33.35
581 - 600	477	72,998,318.26	10.54	7.470	86.05	591	82.09	70.65	33.20
601 - 620	544	89,019,604.61	12.85	7.306	88.14	611	82.78	65.98	40.77
621 - 640	574	96,187,681.41	13.89	7.021	84.18	631	81.71	55.38	30.33
641 - 660	640	102,519,472.31	14.80	7.047	86.59	651	82.50	48.09	30.08
661 - 680	405	61,960,711.75	8.95	7.184	75.74	671	82.51	38.62	28.76
681 - 700	391	71,692,137.05	10.35	6.841	89.32	690	81.49	34.93	22.02
701 - 720	118	20,512,768.08	2.96	7.145	72.09	710	87.05	49.02	51.30
721 - 740	91	14,642,473.26	2.11	7.132	74.48	729	84.69	35.07	42.59
741 - 760	55	7,503,554.07	1.08	7.289	76.40	750	87.18	31.13	65.04
761 - 780	34	6,497,483.56	0.94	7.160	79.40	770	85.54	46.49	55.32
781 >=	25	4,530,479.21	0.65	7.250	66.15	790	88.83	48.95	44.81
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,130	$470,132,053.11	67.88%	7.432%	84.25%	619	81.04%	57.35%	29.27%
2-4 Family	393	90,606,822.73	13.08	7.345	87.41	651	82.49	40.83	37.21
PUD	460	82,380,097.67	11.89	7.038	91.33	633	81.89	56.78	27.17
Condo	322	49,485,083.45	7.14	7.413	87.17	635	81.97	51.47	31.37
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$119,332,888.90	$24,752,955.93	$304,558,924.07	$7,862,909.51	$0.00	$0.00	$456,507,678.41
3/27 ARM (Libor)	61,198,747.96	1,367,736.40	2,325,816.05	67,185,671.18	0.00	0.00	132,077,971.59
Fixed Rate	16,129,419.50	7,927,635.68	1,579,530.89	56,632,994.80	0.00	0.00	82,269,580.87
Balloon	7,831,538.30	158,000.00	1,469,399.47	7,217,127.24	0.00	0.00	16,676,065.01
5/25 ARM (Libor)	1,272,950.00	0.00	1,234,843.40	2,299,867.17	0.00	0.00	4,807,660.57
6 Month Libor ARM	0.00	0.00	89,535.16	115,950.00	0.00	0.00	205,485.16
2/13 ARM (Libor)	59,615.35	0.00	0.00	0.00	0.00	0.00	59,615.35
Total:	$205,825,160.01	$34,206,328.01	$311,258,049.04	$141,314,519.90	$0.00	$0.00	$692,604,056.96

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.14%	5.42%	66.71%	1.72%	0.00%	0.00%	65.91%
3/27 ARM (Libor)	46.34	1.04	1.76	50.87	0.00	0.00	19.07
Fixed Rate	19.61	9.64	1.92	68.84	0.00	0.00	11.88
Balloon	46.96	0.95	8.81	43.28	0.00	0.00	2.41
5/25 ARM (Libor)	26.48	0.00	25.68	47.84	0.00	0.00	0.69
6 Month Libor ARM	0.00	0.00	43.57	56.43	0.00	0.00	0.03
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	29.72%	4.94%	44.94%	20.40%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,108	$381,228,149.43	55.04%	7.083%	83.59%	628	80.49%	57.12%	29.36%
None	1,385	205,825,160.01	29.72	7.804	88.36	629	82.56	47.59	31.72
1% of Amount Prepaid	246	25,501,400.21	3.68	7.977	83.28	607	85.37	69.51	36.74
2% of UPB	173	24,631,261.07	3.56	7.525	92.67	621	84.38	60.60	37.00
5% of UPB	129	16,630,058.35	2.40	7.214	85.84	634	81.65	46.77	19.48
Other	264	38,788,027.89	5.60	7.489	89.69	613	79.48	58.60	26.47
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,480	$378,866,697.78	54.70%	7.267%	83.42%	616	82.38%	100.00%	33.40%
Stated	1,455	241,594,603.04	34.88	7.681	86.57	632	80.66	0.00	30.86
Limited	307	60,287,917.63	8.70	6.878	95.40	661	78.99	0.00	11.70
No Documentation	63	11,854,838.51	1.71	6.956	92.46	675	77.20	0.00	8.95
Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
Not available	3	$432,497.01	0.06%	6.865%	100.00%	641	84.42%	100.00%	0.00%
0.01 to 5.00	2	341,277.99	0.05	7.536	100.00	567	84.83	100.00	72.38
5.01 to 10.00	5	508,770.46	0.07	8.056	78.48	640	83.19	100.00	66.11
10.01 to 15.00	28	3,036,986.80	0.44	7.284	89.35	624	79.05	100.00	29.59
15.01 to 20.00	64	7,656,433.02	1.11	7.516	89.46	610	82.45	100.00	43.70
20.01 to 25.00	128	18,349,850.70	2.65	7.396	80.92	611	79.38	100.00	39.64
25.01 to 30.00	187	25,967,692.63	3.75	7.496	84.79	611	81.30	100.00	32.73
30.01 to 35.00	274	36,897,071.19	5.33	7.478	80.30	613	82.01	100.00	30.31
35.01 to 40.00	389	60,185,733.37	8.69	7.236	83.40	617	81.77	100.00	33.19
40.01 to 45.00	515	81,383,625.58	11.75	7.193	86.17	621	83.02	100.00	31.82
45.01 to 50.00	647	101,686,400.82	14.68	7.216	82.97	617	84.12	100.00	36.62
50.01 to 55.00	212	38,103,645.64	5.50	7.141	79.64	607	80.10	100.00	27.56
55.01 to 60.00	25	4,178,212.57	0.60	7.228	87.03	611	82.34	100.00	27.68
60.01 to 65.00	1	138,500.00	0.02	5.125	100.00	623	69.25	100.00	0.00
Subtotal (Full Doc):	2,480	$378,866,697.78	54.70%	7.267%	83.42%	616	82.38%	100.00%	33.40%

Non-Full Doc Loans:
Not available	86	$17,136,780.19	2.47%	6.961%	94.78%	674	77.94%	0.00%	6.19%
0.01 to 5.00	2	403,200.00	0.06	6.946	100.00	696	80.00	0.00	0.00
5.01 to 10.00	5	710,478.53	0.10	8.908	84.17	660	77.36	0.00	61.56
10.01 to 15.00	22	2,851,700.97	0.41	7.818	85.56	637	73.62	0.00	25.79
15.01 to 20.00	44	6,605,903.42	0.95	7.676	90.51	645	77.20	0.00	29.49
20.01 to 25.00	68	9,143,622.86	1.32	7.635	84.28	639	76.72	0.00	20.32
25.01 to 30.00	112	17,588,236.21	2.54	7.544	88.30	643	79.59	0.00	29.46
30.01 to 35.00	230	37,519,998.30	5.42	7.536	91.23	628	78.34	0.00	25.10
35.01 to 40.00	332	57,699,399.07	8.33	7.512	89.46	630	78.91	0.00	22.32
40.01 to 45.00	501	83,876,428.13	12.11	7.374	88.98	646	81.58	0.00	25.52
45.01 to 50.00	352	67,561,055.50	9.75	7.648	86.20	640	83.23	0.00	37.83
50.01 to 55.00	66	11,480,040.91	1.66	7.737	81.01	615	76.76	0.00	18.97
55.01 to 60.00	5	1,160,515.09	0.17	7.401	59.78	585	68.57	0.00	0.00
Subtotal (Non-Full Doc):	1,825	$313,737,359.18	45.30%	7.499%	88.49%	640	80.21%	0.00%	26.35%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	70	$16,434,061.86	2.37%	5.371%	100.00%	662	74.57%	75.29%	8.13%
5.501 to 6.000	278	62,230,628.71	8.99	5.845	100.00	649	77.25	66.40	9.89
6.001 to 6.500	412	90,171,466.46	13.02	6.312	100.00	646	79.49	59.09	21.98
6.501 to 7.000	494	98,701,799.25	14.25	6.794	100.00	637	80.72	48.93	27.10
7.001 to 7.500	386	70,631,798.85	10.20	7.306	100.00	631	83.27	46.98	40.19
7.501 to 8.000	642	109,497,528.27	15.81	7.782	100.00	611	83.92	51.62	45.60
8.001 to 8.500	383	63,168,776.55	9.12	8.274	100.00	606	84.61	49.19	40.70
8.501 to 9.000	326	46,384,154.98	6.70	8.765	100.00	594	84.30	49.06	45.77
9.001 to 9.500	145	18,472,982.79	2.67	9.262	100.00	577	81.46	41.99	29.43
9.501 to 10.000	87	10,607,305.29	1.53	9.798	100.00	553	80.70	48.59	11.57
10.001 to 10.500	35	3,741,908.22	0.54	10.258	100.00	537	75.48	56.60	10.91
10.501 to 11.000	36	2,387,267.95	0.34	10.743	100.00	537	72.55	79.53	2.49
Greater than 11.000	11	1,228,731.90	0.18	11.314	100.00	517	69.21	25.33	0.00
Subtotal (ARM Loans):	3,305	$593,658,411.08	85.71%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Fixed Rate Loans:
Less than 5.501	2	$409,827.96	0.06%	5.273%	0.00%	671	80.29%	81.77%	81.77%
5.501 to 6.000	47	10,934,167.43	1.58	5.888	0.00	686	69.69	66.66	12.46
6.001 to 6.500	79	17,891,690.73	2.58	6.281	0.00	655	73.88	69.36	24.73
6.501 to 7.000	115	19,644,098.53	2.84	6.811	0.00	637	74.96	65.23	33.19
7.001 to 7.500	66	9,626,567.93	1.39	7.274	0.00	623	76.51	62.76	33.96
7.501 to 8.000	64	7,887,690.95	1.14	7.797	0.00	627	78.01	56.84	41.27
8.001 to 8.500	51	5,394,318.58	0.78	8.319	0.00	622	82.97	70.71	31.36
8.501 to 9.000	62	4,503,566.66	0.65	8.796	0.00	618	87.50	81.69	17.61
9.001 to 9.500	62	3,438,444.83	0.50	9.337	0.00	659	94.31	59.10	17.59
9.501 to 10.000	141	5,451,095.47	0.79	9.854	0.00	652	96.63	69.19	1.77
10.001 to 10.500	89	4,244,619.10	0.61	10.327	0.00	657	97.20	36.04	3.02
10.501 to 11.000	125	5,438,594.34	0.79	10.801	0.00	631	97.46	46.21	5.22
Greater than 11.000	97	4,080,963.37	0.59	11.418	0.00	617	98.87	51.76	0.00
Subtotal (Fixed Rate):	1,000	$98,945,645.88	14.29%	7.719%	0.00%	643	80.65%	63.49%	23.01%

Total:	4,305	$692,604,056.96	100.00%	7.372%	85.71%	626	81.39%	54.70%	30.21%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	17	$3,093,974.36	0.52%	6.094%	100.00%	669	78.91%	46.84%	3.63%
3.001 - 3.500	12	2,918,331.98	0.49	5.966	100.00	669	76.91	38.62	9.87
3.501 - 4.000	40	8,359,097.55	1.41	5.913	100.00	648	71.56	58.59	13.11
4.001 - 4.500	80	15,455,936.03	2.60	6.352	100.00	632	75.16	55.52	23.33
4.501 - 5.000	665	120,656,438.29	20.32	6.928	100.00	654	79.99	38.99	17.44
5.001 - 5.500	567	117,995,987.25	19.88	7.151	100.00	616	83.06	54.36	46.80
5.501 - 6.000	971	180,214,778.98	30.36	7.175	100.00	635	84.06	63.17	40.06
6.001 - 6.500	491	79,848,416.20	13.45	7.663	100.00	603	80.94	47.51	24.25
6.501 - 7.000	230	32,737,869.03	5.51	8.402	100.00	563	76.91	60.66	19.41
7.001 - 7.500	91	12,996,842.49	2.19	8.732	100.00	576	79.69	46.65	23.39
7.501 - 8.000	87	11,581,148.18	1.95	9.463	100.00	547	79.74	58.02	14.79
8.001 - 8.500	26	3,549,267.11	0.60	9.810	100.00	555	79.92	53.75	38.72
8.501 - 9.000	21	3,037,405.35	0.51	9.545	100.00	576	79.61	54.36	34.29
9.001 - 9.500	5	861,774.70	0.15	9.530	100.00	601	80.16	55.37	0.00
9.501 - 10.000	2	351,143.58	0.06	10.094	100.00	532	88.59	100.00	0.00
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3	$355,485.16	0.06%	7.630%	100.00%	617	64.33%	25.19%	0.00%
1.500	38	8,625,869.25	1.45	6.629	100.00	631	77.98	47.81	12.41
2.000	495	91,895,157.04	15.48	6.855	100.00	664	79.35	34.67	9.48
3.000	2,756	489,953,304.23	82.53	7.416	100.00	616	82.04	57.06	36.06
5.000	7	1,362,380.92	0.23	6.541	100.00	658	69.39	28.22	0.00
6.000	6	1,466,214.48	0.25	6.647	100.00	651	78.51	0.00	0.00
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,691	$487,070,334.29	82.05%	7.429%	100.00%	616	82.13%	57.34%	36.84%
1.350	1	79,921.87	0.01	6.100	100.00	600	80.00	0.00	0.00
1.500	221	33,972,708.88	5.72	7.029	100.00	625	79.73	50.66	17.66
2.000	389	72,130,806.04	12.15	6.682	100.00	675	78.25	27.02	1.38
3.000	2	308,640.00	0.05	6.631	100.00	671	79.98	23.69	0.00
6.000	1	96,000.00	0.02	6.250	100.00	650	80.00	0.00	0.00
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$250,000.00	0.04%	4.875%	100.00%	678	76.92%	100.00%	0.00%
10.001 - 10.500	4	779,800.00	0.13	6.351	100.00	673	73.10	50.18	0.00
10.501 - 11.000	4	743,435.01	0.13	5.285	100.00	628	80.89	60.43	0.00
11.001 - 11.500	36	8,265,426.74	1.39	5.391	100.00	668	73.53	59.19	10.49
11.501 - 12.000	146	31,712,274.92	5.34	5.863	100.00	661	76.57	53.26	5.08
12.001 - 12.500	221	47,110,903.49	7.94	6.193	100.00	658	78.01	47.81	18.19
12.501 - 13.000	369	76,780,272.07	12.93	6.426	100.00	641	78.79	55.72	18.35
13.001 - 13.500	389	79,104,010.81	13.32	6.673	100.00	636	80.79	62.31	27.65
13.501 - 14.000	536	95,833,786.86	16.14	7.233	100.00	621	81.96	55.12	34.48
14.001 - 14.500	391	68,366,241.39	11.52	7.685	100.00	617	83.42	52.21	38.31
14.501 - 15.000	501	83,961,002.16	14.14	8.008	100.00	603	84.17	53.25	47.02
15.001 - 15.500	283	46,563,088.76	7.84	8.507	100.00	596	85.06	47.31	42.34
15.501 - 16.000	237	34,992,480.63	5.89	8.942	100.00	596	85.61	45.33	47.33
16.001 - 16.500	100	11,496,117.90	1.94	9.563	100.00	587	81.77	35.76	35.81
16.501 - 17.000	63	5,786,036.20	0.97	10.142	100.00	551	77.51	47.51	5.75
17.001 - 17.500	10	1,015,902.31	0.17	11.148	100.00	516	70.35	22.76	0.00
17.501 - 18.000	12	760,631.83	0.13	9.514	100.00	587	73.84	33.43	0.00
18.001 - 18.500	2	137,000.00	0.02	11.266	100.00	560	72.34	76.64	0.00
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	55	$12,085,045.92	2.04%	5.483%	100.00%	662	72.93%	71.04%	11.06%
5.501 - 6.000	291	66,019,098.51	11.12	5.812	100.00	650	77.44	68.42	9.78
6.001 - 6.500	419	91,561,983.29	15.42	6.306	100.00	646	79.43	58.38	21.07
6.501 - 7.000	492	98,383,252.43	16.57	6.794	100.00	637	80.75	49.20	27.41
7.001 - 7.500	388	70,926,025.85	11.95	7.308	100.00	631	83.31	47.06	40.29
7.501 - 8.000	640	109,066,074.47	18.37	7.783	100.00	611	83.91	51.67	45.75
8.001 - 8.500	382	63,067,943.34	10.62	8.276	100.00	607	84.65	48.88	40.95
8.501 - 9.000	325	46,240,791.12	7.79	8.766	100.00	593	84.09	48.92	45.32
9.001 - 9.500	145	18,571,439.87	3.13	9.269	100.00	577	81.96	43.00	29.27
9.501 - 10.000	86	10,378,848.21	1.75	9.799	100.00	552	80.27	47.46	11.82
10.001 - 10.500	35	3,741,908.22	0.63	10.258	100.00	537	75.48	56.60	10.91
10.501 - 11.000	36	2,387,267.95	0.40	10.743	100.00	537	72.55	79.53	2.49
11.001 - 11.500	9	1,053,785.64	0.18	11.253	100.00	518	70.90	29.54	0.00
11.501 - 12.000	2	174,946.26	0.03	11.681	100.00	515	59.05	0.00	0.00
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	6	$894,602.66	0.15%	7.556%	100.00%	609	85.54%	68.29%	44.94%
13 - 24	2,520	448,886,066.26	75.61	7.380	100.00	617	81.41	55.35	31.95
25 - 36	717	132,365,421.59	22.30	7.144	100.00	641	82.19	47.12	31.18
37 >=	62	11,512,320.57	1.94	6.692	100.00	665	77.76	39.93	11.90
Total:	3,305	$593,658,411.08	100.00%	7.314%	100.00%	624	81.52%	53.24%	31.41%

SAIL 2005-5 Collateral Summary – Group 3

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 3
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,558	$268,241,863.67	45.38%	7.263%	100.00%	619	80.99%	56.58%	33.57%
2/13 ARM (Libor)	6	511,211.42	0.09	7.406	100.00	592	76.24	100.00	18.89
3/27 ARM (Libor)	369	69,342,432.81	11.73	7.311	100.00	631	81.40	43.33	38.56
5/25 ARM (Libor)	23	4,721,757.32	0.80	6.676	100.00	638	72.28	52.63	11.23
6 Month Libor ARM	3	735,840.03	0.12	6.715	100.00	567	79.31	28.51	0.00
Balloon	348	15,777,987.06	2.67	10.216	0.00	653	99.05	58.11	1.25
Fixed Rate	637	84,598,234.56	14.31	7.275	0.00	636	76.82	65.49	32.28
Subtotal (Non-IOs):	2,944	$443,929,326.87	75.10%	7.370%	77.39%	626	80.80%	56.22%	32.64%

Interest-Only Loans:
2/28 ARM (Libor)	468	$104,328,011.24	17.65%	6.717%	100.00%	637	80.58%	55.00%	21.48%
3/27 ARM (Libor)	188	38,009,686.60	6.43	6.651	100.00	653	79.69	43.69	18.23
5/25 ARM (Libor)	7	1,452,239.77	0.25	5.957	100.00	673	76.81	74.11	0.00
Fixed Rate	15	3,426,126.50	0.58	7.033	0.00	626	81.17	63.73	42.04
Subtotal (IO Loans):	678	$147,216,064.11	24.90%	6.700%	97.67%	641	80.33%	52.47%	20.91%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	1	$124,691.91	0.08%	5.250%	100.00%	658	80.00%	100.00%	0.00%
36	14	2,496,406.00	1.70	7.832	100.00	608	82.90	56.52	27.75
60	663	144,594,966.20	98.22	6.681	97.63	642	80.28	52.36	20.81
Total:	678	$147,216,064.11	100.00%	6.700%	97.67%	641	80.33%	52.47%	20.91%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	419	$14,271,835.13	2.41%	9.965%	15.73%	637	93.54%	63.52%	6.27%
50,000.01 - 100,000.00	761	57,840,313.81	9.78	8.226	66.14	622	81.32	63.91	17.73
100,000.01 - 150,000.00	708	88,748,142.54	15.01	7.242	82.73	626	79.21	66.49	22.88
150,000.01 - 200,000.00	608	106,312,161.87	17.98	7.108	83.09	623	79.45	58.64	27.97
200,000.01 - 250,000.00	405	90,657,415.35	15.34	7.037	87.12	627	80.16	53.61	30.25
250,000.01 - 300,000.00	305	83,715,975.90	14.16	6.857	88.98	629	79.67	49.90	29.34
300,000.01 - 350,000.00	246	80,703,093.56	13.65	6.908	88.04	633	81.02	43.13	39.34
350,000.01 - 400,000.00	99	36,468,294.93	6.17	6.776	86.86	646	81.46	50.30	32.63
400,000.01 - 450,000.00	39	16,482,380.89	2.79	6.918	90.15	646	84.00	48.78	51.15
450,000.01 - 500,000.00	22	10,531,967.37	1.78	6.940	81.72	654	84.10	54.44	63.54
500,000.01 - 550,000.00	8	4,205,393.60	0.71	7.032	100.00	646	87.46	51.03	75.28
550,000.01 - 600,000.00	1	584,565.85	0.10	7.500	100.00	691	90.00	0.00	100.00
600,000.01 - 650,000.00	1	623,850.18	0.11	6.635	100.00	699	70.00	0.00	0.00
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,131	$569,664,874.98	96.37%	7.088%	85.55%	629	80.01%	55.18%	30.84%
2nd Lien	491	21,480,516.00	3.63	10.251	0.00	650	98.61	58.11	0.00
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,747	$309,817,233.16	52.41%	7.175%	78.31%	612	77.96%	58.07%	31.72%
Purchase	1,640	242,890,077.20	41.09	7.273	87.43	654	84.55	50.29	27.76
Rate/Term Refinance	201	33,523,463.74	5.67	7.014	84.06	622	77.97	61.51	25.00
Debt Consolidation	34	4,914,616.88	0.83	6.859	85.02	603	79.64	84.59	33.00
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,105	$507,286,619.37	85.81%	7.153%	80.72%	624	80.33%	57.60%	27.31%
Investment	471	75,987,481.64	12.85	7.570	92.64	665	83.29	43.77	45.73
Second Home	46	7,871,289.97	1.33	6.898	95.10	668	78.15	17.77	30.48
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	426	$21,965,616.99	3.72%	9.577%	2.33%	646	91.90%	59.63%	6.50%
181 - 240	55	3,568,159.31	0.60	8.651	0.00	645	84.21	46.76	7.79
241 - 360	3,141	565,611,614.68	95.68	7.102	86.07	629	80.22	55.17	30.76
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	426	$21,965,616.99	3.72%	9.577%	2.33%	646	91.90%	59.63%	6.50%
181 - 240	55	3,568,159.31	0.60	8.651	0.00	645	84.21	46.76	7.79
241 - 360	3,141	565,611,614.68	95.68	7.102	86.07	629	80.22	55.17	30.76
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	744	$166,654,180.06	28.19%	6.786%	83.93%	630	78.29%	52.05%	26.37%
FL	290	41,590,486.48	7.04	7.407	85.47	629	81.74	53.46	30.43
IL	240	41,422,092.66	7.01	7.501	94.95	632	82.77	49.42	36.07
NY	166	39,142,855.79	6.62	7.217	72.23	630	77.43	41.23	38.08
AZ	201	27,175,887.98	4.60	7.212	88.14	642	83.19	58.76	29.57
TX	270	24,264,333.76	4.10	7.880	70.30	623	82.06	52.22	12.70
HI	85	23,263,405.34	3.94	6.761	57.48	641	81.62	77.64	45.69
MN	144	20,758,980.20	3.51	7.535	84.21	632	84.98	55.26	39.95
NJ	88	18,135,178.07	3.07	7.381	76.17	626	80.24	42.78	41.94
NV	100	17,784,518.15	3.01	6.949	87.09	641	81.80	52.80	27.42
Other	1,294	170,953,472.49	28.92	7.415	83.74	625	81.68	61.97	27.33
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	229	$35,446,973.80	6.00%	6.867%	66.01%	601	49.17%	51.61%	0.00%
60.01 - 70.00%	297	52,483,534.74	8.88	7.005	73.54	604	66.57	50.31	0.00
70.01 - 80.00%	1,506	270,119,811.10	45.69	6.864	90.32	633	78.94	53.84	0.00
80.01 - 85.00%
With MI:	237	48,129,270.60	8.14	7.113	76.89	619	84.52	58.06	100.00
Without MI:	56	9,881,293.02	1.67	7.663	94.08	603	84.65	58.47	0.00
85.01 - 90.00%
With MI:	407	84,710,828.69	14.33	7.321	86.28	642	89.76	49.40	100.00
Without MI:	84	13,587,386.87	2.30	7.914	97.23	588	89.73	55.09	0.00
90.01 - 95.00%
With MI:	180	33,778,068.07	5.71	7.550	85.68	657	94.69	75.54	100.00
Without MI:	75	10,682,189.60	1.81	8.036	97.75	612	94.41	81.81	0.00
95.01 - 100.00%
With MI:	47	9,072,808.39	1.53	7.901	84.98	681	99.90	67.36	100.00
Without MI:	13	1,772,710.10	0.30	8.208	94.42	637	99.72	45.05	0.00
Subtotal (First Lien):	3,131	$569,664,874.98	96.37%	7.088%	85.55%	629	80.01%	55.18%	30.84%

Second Lien Loans:
< = 60.00%	2	$110,000.00	0.02%	9.759%	0.00%	590	52.26%	0.00%	0.00%
60.01 - 70.00%	5	317,633.20	0.05	10.054	0.00	583	63.44	75.22	0.00
70.01 – 80.00%	3	169,946.94	0.03	11.276	0.00	554	74.85	0.00	0.00
80.01 – 85.00%	4	205,051.51	0.03	11.497	0.00	577	83.31	49.15	0.00
85.01 – 90.00%	2	63,550.91	0.01	9.855	0.00	616	89.00	65.40	0.00
90.01 – 95.00%	16	777,296.31	0.13	9.815	0.00	655	94.99	56.13	0.00
95.01 – 100.00%	459	19,837,037.13	3.36	10.253	0.00	653	99.96	58.80	0.00
Subtotal (Second Lien):	491	$21,480,516.00	3.63%	10.251%	0.00%	650	98.61%	58.11%	0.00%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	988	$194,205,897.82	32.85%	7.285%	81.41%	635	82.64%	54.82%	81.75%
60.01 - 70.00%	409	69,415,586.47	11.74	6.994	72.96	608	71.51	57.11	24.39
70.01 - 80.00%	1,506	270,119,811.10	45.69	6.864	90.32	633	78.94	53.84	0.00
80.01 - 85.00%	56	9,881,293.02	1.67	7.663	94.08	603	84.65	58.47	0.00
85.01 - 90.00%	84	13,587,386.87	2.30	7.914	97.23	588	89.73	55.09	0.00
90.01 - 95.00%	75	10,682,189.60	1.81	8.036	97.75	612	94.41	81.81	0.00
95.01 - 100.00%	13	1,772,710.10	0.30	8.208	94.42	637	99.72	45.05	0.00
Subtotal (First Lien):	3,131	$569,664,874.98	96.37%	7.088%	85.55%	629	80.01%	55.18%	30.84%

Second Lien Loans:
< = 60.00%	2	$110,000.00	0.02%	9.759%	0.00%	590	52.26%	0.00%	0.00%
60.01 - 70.00%	5	317,633.20	0.05	10.054	0.00	583	63.44	75.22	0.00
70.01 – 80.00%	3	169,946.94	0.03	11.276	0.00	554	74.85	0.00	0.00
80.01 – 85.00%	4	205,051.51	0.03	11.497	0.00	577	83.31	49.15	0.00
85.01 – 90.00%	2	63,550.91	0.01	9.855	0.00	616	89.00	65.40	0.00
90.01 – 95.00%	16	777,296.31	0.13	9.815	0.00	655	94.99	56.13	0.00
95.01 – 100.00%	459	19,837,037.13	3.36	10.253	0.00	653	99.96	58.80	0.00
Subtotal (Second Lien):	491	$21,480,516.00	3.63%	10.251%	0.00%	650	98.61%	58.11%	0.00%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	225	$34,711,954.47	5.87%	6.886%	66.54%	600	49.10%	50.58%	0.00%
60.01 - 70.00%	283	49,795,045.80	8.42	7.036	72.10	600	66.29	51.75	0.00
70.01 - 80.00%	646	113,876,255.32	19.26	7.177	83.42	605	77.49	52.32	0.00
80.01 - 85.00%
With MI:	234	47,560,955.60	8.05	7.114	77.41	618	84.52	57.56	100.00
Without MI:	50	9,406,670.52	1.59	7.556	92.72	609	84.30	57.20	0.00
85.01 - 90.00%
With MI:	389	81,186,863.87	13.73	7.292	86.37	641	89.75	50.03	100.00
Without MI:	112	19,890,297.23	3.36	7.373	96.09	618	85.05	34.03	0.00
90.01 - 95.00%
With MI:	185	34,256,511.96	5.79	7.536	84.99	656	94.39	74.46	100.00
Without MI:	166	28,128,037.63	4.76	7.416	97.90	642	85.29	48.42	0.00
95.01 - 100.00%
With MI:	63	12,686,644.32	2.15	7.936	84.29	682	97.42	62.38	100.00
Without MI:	778	138,165,638.26	23.37	6.629	94.98	650	80.25	60.98	0.00
Subtotal (First Lien):	3,131	$569,664,874.98	96.37%	7.088%	85.55%	629	80.01%	55.18%	30.84%

Second Lien Loans:
< = 60.00%	2	$110,000.00	0.02%	9.759%	0.00%	590	52.26%	0.00%	0.00%
60.01 - 70.00%	5	317,633.20	0.05	10.054	0.00	583	63.44	75.22	0.00
70.01 – 80.00%	3	169,946.94	0.03	11.276	0.00	554	74.85	0.00	0.00
80.01 – 85.00%	4	205,051.51	0.03	11.497	0.00	577	83.31	49.15	0.00
85.01 – 90.00%	2	63,550.91	0.01	9.855	0.00	616	89.00	65.40	0.00
90.01 – 95.00%	16	777,296.31	0.13	9.815	0.00	655	94.99	56.13	0.00
95.01 – 100.00%	459	19,837,037.13	3.36	10.253	0.00	653	99.96	58.80	0.00
Subtotal (Second Lien):	491	$21,480,516.00	3.63%	10.251%	0.00%	650	98.61%	58.11%	0.00%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	5	$534,559.35	0.09%	8.979%	100.00%	N/A	79.99%	20.69%	0.00%
500 - 520	138	19,969,270.35	3.38	8.384	90.24	511	72.32	72.52	3.69
521 - 540	148	25,335,535.10	4.29	8.000	91.49	530	74.77	68.74	16.96
541 - 560	195	31,148,365.14	5.27	7.834	91.42	550	76.86	61.89	22.06
561 - 580	223	36,223,814.61	6.13	7.547	85.15	571	77.34	65.74	26.42
581 - 600	413	67,487,679.84	11.42	7.239	83.31	591	78.72	68.83	29.22
601 - 620	475	75,536,143.53	12.78	7.161	78.80	611	81.90	71.34	33.67
621 - 640	515	81,974,994.59	13.87	7.062	79.39	631	82.17	56.39	32.23
641 - 660	506	83,915,140.53	14.20	7.012	80.78	650	81.70	48.40	30.58
661 - 680	325	48,922,730.72	8.28	6.956	78.41	670	82.16	42.07	27.50
681 - 700	365	62,798,754.44	10.62	6.837	87.75	690	81.24	35.17	24.30
701 - 720	133	24,994,327.99	4.23	7.018	79.99	709	86.35	34.53	56.58
721 - 740	81	13,257,276.22	2.24	6.922	71.32	731	86.38	40.11	51.25
741 - 760	54	10,790,236.84	1.83	6.738	81.35	750	84.45	51.01	38.47
761 - 780	27	5,353,144.10	0.91	7.213	72.93	767	83.07	28.17	38.66
781 >=	19	2,903,417.63	0.49	7.276	72.08	793	84.63	31.59	38.34
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,570	$385,302,519.17	65.18%	7.214%	80.28%	624	80.22%	58.00%	29.21%
2-4 Family	373	89,549,350.67	15.15	7.196	87.08	645	81.14	41.97	37.31
PUD	392	73,542,425.15	12.44	7.111	86.71	634	81.74	58.17	23.54
Condo	287	42,751,095.99	7.23	7.283	84.85	642	82.04	53.75	29.07
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$95,877,306.26	$18,667,821.88	$253,537,099.98	$4,487,646.79	$0.00	$0.00	$372,569,874.91
3/27 ARM (Libor)	54,522,949.49	2,053,435.00	2,225,096.03	48,550,638.89	0.00	0.00	107,352,119.41
Fixed Rate	19,458,093.07	8,147,287.14	2,820,773.14	57,598,207.71	0.00	0.00	88,024,361.06
Balloon	6,971,820.90	285,107.90	1,529,944.90	6,991,113.36	0.00	0.00	15,777,987.06
5/25 ARM (Libor)	1,755,025.33	355,846.70	348,500.00	3,714,625.06	0.00	0.00	6,173,997.09
6 Month Libor ARM	0.00	0.00	526,043.95	209,796.08	0.00	0.00	735,840.03
2/13 ARM (Libor)	273,090.63	0.00	238,120.79	0.00	0.00	0.00	511,211.42
Total:	$178,858,285.68	$29,509,498.62	$261,225,578.79	$121,552,027.89	$0.00	$0.00	$591,145,390.98

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.73%	5.01%	68.05%	1.20%	0.00%	0.00%	63.03%
3/27 ARM (Libor)	50.79	1.91	2.07	45.23	0.00	0.00	18.16
Fixed Rate	22.11	9.26	3.20	65.43	0.00	0.00	14.89
Balloon	44.19	1.81	9.70	44.31	0.00	0.00	2.67
5/25 ARM (Libor)	28.43	5.76	5.64	60.17	0.00	0.00	1.04
6 Month Libor ARM	0.00	0.00	71.49	28.51	0.00	0.00	0.12
2/13 ARM (Libor)	53.42	0.00	46.58	0.00	0.00	0.00	0.09
Total:	30.26%	4.99%	44.19%	20.56%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,831	$330,707,392.82	55.94%	6.946%	80.48%	629	79.69%	58.00%	29.49%
None	1,161	178,858,285.68	30.26	7.555	85.22	633	81.56	47.72	29.60
2% of UPB	180	25,216,011.51	4.27	7.511	83.18	627	83.02	58.76	36.73
1% of Amount Prepaid	163	17,774,551.22	3.01	7.740	85.55	613	84.56	71.30	32.85
5% of UPB	83	9,909,520.75	1.68	7.070	78.92	639	82.72	57.16	27.98
Other	204	28,679,629.00	4.85	7.428	86.30	619	81.43	57.63	25.64
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,144	$326,833,212.29	55.29%	7.098%	79.58%	618	81.32%	100.00%	31.03%
Stated	1,200	210,474,286.39	35.60	7.462	83.60	640	80.21	0.00	31.68
Limited	230	45,958,483.42	7.77	6.831	95.26	656	79.20	0.00	13.82
No Documentation	48	7,879,408.88	1.33	6.845	95.65	680	75.46	0.00	15.95
Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	1	$96,000.00	0.02%	5.800%	0.00%	670	48.00%	100.00%	0.00%
5.01 to 10.00	6	1,130,574.58	0.19	7.132	77.91	651	84.73	100.00	55.58
10.01 to 15.00	30	5,488,125.58	0.93	6.866	88.20	640	81.48	100.00	43.37
15.01 to 20.00	52	7,117,447.52	1.20	7.090	73.18	619	80.12	100.00	33.00
20.01 to 25.00	102	15,908,657.17	2.69	7.162	81.50	617	78.95	100.00	26.51
25.01 to 30.00	155	21,530,450.58	3.64	7.165	77.60	630	80.87	100.00	32.43
30.01 to 35.00	246	39,551,355.36	6.69	7.043	77.74	620	80.33	100.00	35.89
35.01 to 40.00	340	48,225,942.17	8.16	7.200	79.69	613	80.53	100.00	29.32
40.01 to 45.00	461	68,903,869.61	11.66	7.062	80.52	618	81.75	100.00	29.68
45.01 to 50.00	529	80,865,754.98	13.68	7.096	80.49	619	83.17	100.00	32.20
50.01 to 55.00	183	31,242,574.62	5.29	7.115	77.64	603	80.43	100.00	28.80
55.01 to 60.00	39	6,772,460.12	1.15	6.857	80.88	609	78.36	100.00	15.31
Subtotal (Full Doc):	2,144	$326,833,212.29	55.29%	7.098%	79.58%	618	81.32%	100.00%	31.03%

Non-Full Doc Loans:
Not available	77	$14,365,544.83	2.43%	6.819%	94.80%	675	76.21%	0.00%	9.42%
0.01 to 5.00	2	319,368.51	0.05	7.420	100.00	657	90.00	0.00	100.00
5.01 to 10.00	7	1,503,928.95	0.25	7.544	88.70	660	77.78	0.00	0.00
10.01 to 15.00	12	1,297,930.49	0.22	8.061	91.52	659	83.42	0.00	38.41
15.01 to 20.00	27	4,272,495.56	0.72	7.391	87.24	660	81.07	0.00	36.87
20.01 to 25.00	86	12,227,475.03	2.07	7.445	77.13	642	74.47	0.00	27.90
25.01 to 30.00	103	16,286,885.59	2.76	7.468	83.70	639	77.74	0.00	25.57
30.01 to 35.00	154	27,717,538.06	4.69	7.329	86.76	649	78.78	0.00	29.04
35.01 to 40.00	263	48,172,859.79	8.15	7.173	86.86	644	79.33	0.00	24.43
40.01 to 45.00	389	68,746,280.54	11.63	7.310	84.33	643	80.24	0.00	29.67
45.01 to 50.00	297	57,071,666.37	9.65	7.537	86.79	640	83.53	0.00	34.41
50.01 to 55.00	52	10,561,541.92	1.79	7.321	86.57	623	77.35	0.00	23.64
55.01 to 60.00	9	1,768,663.05	0.30	7.555	83.65	650	78.95	0.00	33.96
Subtotal (Non-Full Doc):	1,478	$264,312,178.69	44.71%	7.334%	85.98%	644	79.89%	0.00%	28.10%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	81	$18,605,655.94	3.15%	5.339%	100.00%	667	75.71%	70.29%	12.10%
5.501 to 6.000	247	52,712,450.28	8.92	5.839	100.00	650	76.26	64.21	9.95
6.001 to 6.500	392	77,709,416.03	13.15	6.305	100.00	646	79.00	60.57	20.79
6.501 to 7.000	538	111,826,549.13	18.92	6.805	100.00	633	80.37	53.87	30.12
7.001 to 7.500	437	84,238,778.54	14.25	7.299	100.00	623	82.42	45.96	39.52
7.501 to 8.000	382	64,865,960.92	10.97	7.775	100.00	615	83.06	46.42	39.87
8.001 to 8.500	208	33,771,380.65	5.71	8.287	100.00	606	84.89	47.78	45.09
8.501 to 9.000	167	24,934,004.57	4.22	8.781	100.00	592	84.24	47.12	45.48
9.001 to 9.500	70	8,089,108.30	1.37	9.272	100.00	578	82.04	41.05	25.18
9.501 to 10.000	60	6,722,606.25	1.14	9.743	100.00	556	81.17	63.85	18.67
10.001 to 10.500	18	1,933,116.10	0.33	10.227	100.00	538	72.62	36.82	2.61
10.501 to 11.000	14	1,380,541.59	0.23	10.716	100.00	596	81.59	37.84	25.79
Greater than 11.000	8	553,474.56	0.09	11.653	100.00	527	72.92	52.32	0.00
Subtotal (ARM Loans):	2,622	$487,343,042.86	82.44%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Fixed Rate Loans:
5.501 to 6.000	52	$10,671,457.43	1.81%	5.912%	0.00%	674	72.41%	71.87%	32.68%
6.001 to 6.500	93	19,596,086.14	3.31	6.282	0.00	646	74.08	77.36	26.86
6.501 to 7.000	99	17,949,165.11	3.04	6.805	0.00	633	73.21	61.43	25.40
7.001 to 7.500	71	10,376,364.82	1.76	7.299	0.00	627	77.47	63.98	42.97
7.501 to 8.000	80	12,767,677.69	2.16	7.772	0.00	623	78.30	52.29	48.95
8.001 to 8.500	39	4,026,916.71	0.68	8.275	0.00	612	79.95	69.25	36.39
8.501 to 9.000	72	5,814,598.19	0.98	8.821	0.00	629	87.15	61.62	38.33
9.001 to 9.500	74	3,949,546.34	0.67	9.311	0.00	647	91.34	72.54	21.08
9.501 to 10.000	138	6,199,869.27	1.05	9.854	0.00	646	95.90	70.22	1.88
10.001 to 10.500	93	4,335,853.68	0.73	10.294	0.00	650	98.23	49.55	1.50
10.501 to 11.000	96	4,237,901.35	0.72	10.806	0.00	637	97.33	39.82	5.10
Greater than 11.000	93	3,876,911.39	0.66	11.472	0.00	612	96.76	55.62	0.00
Subtotal (Fixed Rate):	1,000	$103,802,348.12	17.56%	7.714%	0.00%	638	80.34%	64.31%	27.88%

Total:	3,622	$591,145,390.98	100.00%	7.203%	82.44%	629	80.68%	55.29%	29.72%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$2,272,181.59	0.47%	6.081%	100.00%	693	78.09%	40.97%	4.81%
3.001 - 3.500	16	3,611,269.01	0.74	5.865	100.00	669	78.69	39.47	21.83
3.501 - 4.000	35	7,279,956.77	1.49	5.945	100.00	671	71.16	65.86	8.55
4.001 - 4.500	108	19,242,814.05	3.95	6.389	100.00	644	76.19	65.15	15.24
4.501 - 5.000	499	95,666,950.13	19.63	6.800	100.00	654	79.40	39.05	18.74
5.001 - 5.500	512	106,842,800.35	21.92	6.951	100.00	620	81.67	57.35	41.11
5.501 - 6.000	813	151,603,966.05	31.11	7.052	100.00	634	83.16	63.04	37.27
6.001 - 6.500	351	58,859,719.69	12.08	7.420	100.00	607	80.13	42.61	23.99
6.501 - 7.000	161	25,272,466.98	5.19	8.099	100.00	570	76.12	51.25	20.90
7.001 - 7.500	44	7,519,336.93	1.54	8.735	100.00	583	78.80	35.76	24.76
7.501 - 8.000	41	5,161,983.53	1.06	9.578	100.00	549	79.85	68.73	28.82
8.001 - 8.500	14	1,812,166.56	0.37	9.057	100.00	574	81.87	47.22	38.72
8.501 - 9.000	8	992,442.60	0.20	9.325	100.00	598	86.01	59.19	49.70
9.001 - 9.500	4	472,391.72	0.10	10.005	100.00	538	79.75	18.59	0.00
9.501 - 10.000	4	732,596.90	0.15	9.721	100.00	583	87.34	53.40	0.00
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3	$735,840.03	0.15%	6.715%	100.00%	567	79.31%	28.51%	0.00%
1.500	29	6,464,416.32	1.33	6.933	100.00	628	77.80	33.94	21.57
2.000	374	72,040,426.36	14.78	6.766	100.00	657	78.65	32.06	12.96
3.000	2,204	405,576,319.12	83.22	7.162	100.00	622	81.21	57.40	33.47
5.000	7	1,420,876.33	0.29	5.872	100.00	662	75.88	75.74	0.00
6.000	4	937,487.43	0.19	6.517	100.00	640	82.78	75.42	27.84
9.200	1	167,677.27	0.03	6.200	100.00	602	42.00	0.00	0.00
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,210	$414,023,484.04	84.96%	7.165%	100.00%	623	81.16%	57.07%	34.00%
1.500	142	22,850,924.30	4.69	6.992	100.00	625	79.98	47.46	22.20
2.000	268	50,038,869.82	10.27	6.567	100.00	672	77.92	25.34	1.81
3.000	1	262,087.43	0.05	6.600	100.00	614	80.00	100.00	0.00
6.000	1	167,677.27	0.03	6.200	100.00	602	42.00	0.00	0.00
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	3	$484,769.15	0.10%	5.343%	100.00%	680	71.89%	100.00%	0.00%
10.501 - 11.000	5	771,803.30	0.16	5.248	100.00	694	75.75	43.64	19.29
11.001 - 11.500	48	11,223,030.93	2.30	5.373	100.00	661	75.52	62.47	10.05
11.501 - 12.000	114	24,166,061.70	4.96	5.822	100.00	658	74.70	50.07	7.67
12.001 - 12.500	227	42,733,795.86	8.77	6.188	100.00	655	77.26	50.88	12.03
12.501 - 13.000	380	77,157,344.80	15.83	6.434	100.00	641	78.39	60.82	17.65
13.001 - 13.500	379	73,675,384.45	15.12	6.743	100.00	635	80.77	60.16	28.15
13.501 - 14.000	462	91,137,304.14	18.70	7.105	100.00	624	81.37	53.18	35.19
14.001 - 14.500	341	63,525,352.90	13.04	7.488	100.00	614	83.11	50.19	44.23
14.501 - 15.000	280	47,396,838.70	9.73	7.985	100.00	607	83.69	48.28	44.07
15.001 - 15.500	144	25,001,813.15	5.13	8.427	100.00	604	84.97	41.75	45.62
15.501 - 16.000	135	19,283,397.76	3.96	9.008	100.00	592	84.69	47.91	45.13
16.001 - 16.500	51	6,054,176.81	1.24	9.477	100.00	589	83.42	31.95	34.48
16.501 - 17.000	33	3,351,615.64	0.69	10.088	100.00	592	84.04	43.07	25.84
17.001 - 17.500	10	729,334.18	0.15	10.382	100.00	550	76.50	55.21	0.00
17.501 - 18.000	8	483,238.98	0.10	11.214	100.00	532	75.53	76.19	0.00
18.001 - 18.500	1	69,980.41	0.01	12.100	100.00	0	70.00	0.00	0.00
18.501 - 19.000	1	97,800.00	0.02	11.750	100.00	518	60.00	100.00	0.00
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	64	$14,287,830.16	2.93%	5.356%	100.00%	665	75.23%	63.79%	10.11%
5.501 - 6.000	257	55,390,387.96	11.37	5.803	100.00	651	76.31	66.77	10.34
6.001 - 6.500	402	79,877,912.30	16.39	6.295	100.00	646	78.99	60.10	20.69
6.501 - 7.000	538	111,618,920.04	22.90	6.806	100.00	633	80.37	53.93	30.27
7.001 - 7.500	440	84,773,796.94	17.40	7.302	100.00	623	82.43	45.76	39.80
7.501 - 8.000	376	63,829,554.22	13.10	7.775	100.00	615	83.00	47.05	39.19
8.001 - 8.500	209	34,018,828.20	6.98	8.285	100.00	606	84.97	47.43	45.49
8.501 - 9.000	166	24,866,966.24	5.10	8.782	100.00	592	84.25	46.98	45.60
9.001 - 9.500	70	8,089,108.30	1.66	9.272	100.00	578	82.04	41.05	25.18
9.501 - 10.000	60	6,722,606.25	1.38	9.743	100.00	556	81.17	63.85	18.67
10.001 - 10.500	18	1,933,116.10	0.40	10.227	100.00	538	72.62	36.82	2.61
10.501 - 11.000	14	1,380,541.59	0.28	10.716	100.00	596	81.59	37.84	25.79
11.001 - 11.500	2	132,105.17	0.03	11.228	100.00	536	77.81	0.00	0.00
11.501 - 12.000	5	351,388.98	0.07	11.723	100.00	524	71.67	82.41	0.00
12.001 - 12.500	1	69,980.41	0.01	12.100	100.00	0	70.00	0.00	0.00
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	4	$891,803.96	0.18%	6.985%	100.00%	577	82.06%	41.01%	17.49%
13 - 24	2,008	368,781,386.36	75.67	7.113	100.00	624	80.85	56.08	30.11
25 - 36	556	107,862,127.45	22.13	7.082	100.00	639	80.89	44.58	32.23
37 >=	54	9,807,725.09	2.01	6.562	100.00	653	75.50	48.99	8.26
Total:	2,622	$487,343,042.86	100.00%	7.095%	100.00%	628	80.75%	53.37%	30.11%

SAIL 2005-5 Collateral Summary – Group 4

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Group 4
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	772	$239,797,148.57	34.73%	7.278%	100.00%	612	82.06%	50.89%	39.32%
2/13 ARM (Libor)	1	50,111.88	0.01	9.225	100.00	622	83.17	100.00	100.00
2/18 ARM (Libor)	1	177,908.81	0.03	6.450	100.00	665	80.00	100.00	0.00
3/27 ARM (Libor)	161	47,242,593.20	6.84	7.378	100.00	623	81.51	46.35	37.91
5/25 ARM (Libor)	3	761,500.00	0.11	7.736	100.00	722	92.37	76.95	76.95
6 Month Libor ARM	2	635,536.48	0.09	7.619	100.00	600	62.66	17.45	0.00
Balloon	318	26,551,450.19	3.85	10.175	0.00	660	99.76	60.14	0.00
Fixed Rate	328	66,751,469.53	9.67	7.173	0.00	655	79.27	67.20	33.94
Subtotal (Non-IO):	1,586	$381,967,718.66	55.33%	7.475%	75.57%	625	82.72%	53.85%	35.47%

Interest-Only Loans:
2/28 ARM (Libor)	527	$250,740,486.25	36.32%	6.574%	100.00%	657	82.52%	55.97%	31.49%
3/27 ARM (Libor)	95	47,790,627.13	6.92	6.662	100.00	653	80.61	47.01	24.26
5/25 ARM (Libor)	4	2,261,750.00	0.33	6.132	100.00	677	76.87	51.20	0.00
Fixed Rate	17	7,622,960.35	1.10	6.600	0.00	672	77.57	60.27	40.95
Subtotal (IO Loans):	643	$308,415,823.73	44.67%	6.585%	97.53%	657	82.06%	54.66%	30.37%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
36	12	$4,784,560.74	1.55%	7.268%	100.00%	647	84.27%	19.15%	26.21%
60	631	303,631,262.99	98.45	6.574	97.49	657	82.03	55.21	30.44
Total:	643	$308,415,823.73	100.00%	6.585%	97.53%	657	82.06%	54.66%	30.37%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	109	$3,768,586.11	0.55%	10.121%	9.49%	632	94.41%	69.78%	4.05%
50,000.01 - 100,000.00	422	32,523,009.44	4.71	9.256	33.69	640	89.56	59.67	10.08
100,000.01 - 150,000.00	250	30,850,274.95	4.47	8.573	52.21	634	87.32	66.51	20.76
150,000.01 - 200,000.00	119	20,811,767.58	3.01	7.794	69.14	621	83.18	66.29	27.61
200,000.01 - 250,000.00	50	11,137,459.51	1.61	7.509	82.05	599	79.29	66.15	32.26
250,000.01 - 300,000.00	57	15,497,547.68	2.24	7.308	79.17	622	82.75	50.94	45.26
300,000.01 - 350,000.00	25	8,208,789.99	1.19	7.199	68.09	626	81.70	55.74	32.32
350,000.01 - 400,000.00	375	142,132,685.09	20.59	6.868	92.41	637	82.37	52.00	38.59
400,000.01 - 450,000.00	277	117,775,181.43	17.06	6.777	90.60	645	83.05	48.87	43.89
450,000.01 - 500,000.00	217	103,972,083.51	15.06	6.829	90.32	637	82.11	47.27	37.28
500,000.01 - 550,000.00	103	54,416,397.72	7.88	6.870	96.09	643	83.34	59.23	39.00
550,000.01 - 600,000.00	114	66,045,377.42	9.57	6.840	90.45	642	82.17	59.59	34.93
600,000.01 - 650,000.00	42	26,414,612.15	3.83	6.617	90.35	655	79.57	57.19	21.47
650,000.01 >=	69	56,829,769.81	8.23	6.678	92.89	644	75.45	54.11	8.88
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	1,807	$656,237,213.50	95.05%	6.918%	89.82%	638	81.61%	54.06%	34.92%
2nd Lien	422	34,146,328.89	4.95	10.138	0.00	657	98.17	57.03	0.00
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,088	$363,650,387.88	52.67%	7.052%	84.08%	621	80.99%	53.74%	38.82%
Purchase	973	272,775,004.54	39.51	7.139	86.84	666	84.67	53.33	27.12
Rate/Term Refinance	140	40,724,363.40	5.90	7.072	83.58	624	80.28	59.46	27.24
Debt Consolidation	28	13,233,786.57	1.92	6.514	96.42	619	82.43	68.98	21.80
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,052	$639,141,888.33	92.58%	7.038%	84.77%	637	82.22%	54.17%	31.34%
Investment	160	42,923,461.60	6.22	7.656	92.27	674	86.32	59.79	62.93
Second Home	17	8,318,192.46	1.20	7.114	96.47	656	78.26	28.32	22.41
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	345	$29,319,307.94	4.25%	9.942%	0.17%	659	98.24%	60.41%	2.26%
181 - 240	42	3,735,071.71	0.54	9.341	4.76	662	91.58	51.03	18.24
241 - 360	1,842	657,329,162.74	95.21	6.937	89.64	638	81.67	53.95	34.66
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	345	$29,319,307.94	4.25%	9.942%	0.17%	659	98.24%	60.41%	2.26%
181 - 240	42	3,735,071.71	0.54	9.341	4.76	662	91.58	51.03	18.24
241 - 360	1,842	657,329,162.74	95.21	6.937	89.64	638	81.67	53.95	34.66
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,042	$388,185,831.38	56.23%	6.807%	87.28%	645	82.61%	57.99%	32.71%
NY	128	46,097,401.62	6.68	7.432	74.36	637	82.44	34.00	43.30
FL	129	29,102,768.70	4.22	7.531	78.45	626	79.37	39.91	21.84
IL	83	21,777,861.65	3.15	7.633	94.17	628	83.66	52.29	37.91
NJ	59	20,956,534.43	3.04	7.571	88.95	626	80.19	42.33	41.79
VA	64	20,466,226.10	2.96	7.110	84.73	623	81.67	50.53	24.98
NV	61	18,581,378.73	2.69	7.295	88.13	633	81.37	45.54	44.45
TX	88	14,433,119.66	2.09	7.623	73.53	649	83.55	50.48	26.26
AZ	54	14,056,007.72	2.04	7.225	89.94	644	82.81	60.57	36.05
HI	35	13,802,926.59	2.00	6.827	61.56	657	79.36	52.88	24.01
Other	486	102,923,485.81	14.91	7.482	86.38	626	83.36	58.00	32.34
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	70	$19,140,851.21	2.77%	6.915%	66.59%	610	50.80%	38.07%	0.00%
60.01 - 70.00%	143	55,114,712.56	7.98	6.931	78.94	616	66.46	45.97	0.00
70.01 - 80.00%	802	306,965,125.43	44.46	6.663	93.27	645	78.79	54.03	0.00
80.01 - 85.00%
With MI:	189	67,326,531.13	9.75	6.874	86.38	624	84.41	55.66	100.00
Without MI:	51	11,462,989.62	1.66	8.052	88.75	568	84.71	62.69	0.00
85.01 - 90.00%
With MI:	259	99,058,566.94	14.35	6.979	88.04	647	89.72	53.30	100.00
Without MI:	50	16,968,765.79	2.46	7.483	96.66	598	89.74	48.44	0.00
90.01 - 95.00%
With MI:	147	51,148,667.06	7.41	7.414	93.94	664	94.65	65.32	100.00
Without MI:	49	13,950,593.84	2.02	7.614	98.32	601	94.76	74.81	0.00
95.01 - 100.00%
With MI:	33	11,619,925.85	1.68	8.031	85.68	676	99.79	35.31	100.00
Without MI:	14	3,480,484.07	0.50	8.034	93.21	639	100.00	76.50	0.00
Subtotal (First Lien):	1,807	$656,237,213.50	95.05%	6.918%	89.82%	638	81.61%	54.06%	34.92%

Second Lien Loans:
<= 60.00%	4	$444,692.07	0.06%	9.624%	0.00%	595	52.60%	11.24%	0.00%
60.01 - 70.00%	2	151,039.99	0.02	9.665	0.00	615	63.91	0.00	0.00
70.01 - 80.00%	8	906,112.11	0.13	9.956	0.00	599	76.87	35.24	0.00
80.01 - 85.00%	2	162,248.69	0.02	9.738	0.00	616	84.50	100.00	0.00
85.01 - 90.00%	5	487,358.10	0.07	9.804	0.00	681	88.11	3.22	0.00
90.01 - 95.00%	12	1,049,788.62	0.15	9.808	0.00	653	94.39	57.02	0.00
95.01 - 100.00%	389	30,945,089.31	4.48	10.171	0.00	659	99.98	59.23	0.00
Subtotal (Second Lien):	422	$34,146,328.89	4.95%	10.138%	0.00%	657	98.17%	57.03%	0.00%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	655	$234,689,319.97	33.99%	7.103%	87.38%	644	86.75%	53.52%	91.84%
60.01 - 70.00%	186	68,719,934.78	9.95	6.899	79.38	618	70.53	50.64	19.80
70.01 - 80.00%	802	306,965,125.43	44.46	6.663	93.27	645	78.79	54.03	0.00
80.01 - 85.00%	51	11,462,989.62	1.66	8.052	88.75	568	84.71	62.69	0.00
85.01 - 90.00%	50	16,968,765.79	2.46	7.483	96.66	598	89.74	48.44	0.00
90.01 - 95.00%	49	13,950,593.84	2.02	7.614	98.32	601	94.76	74.81	0.00
95.01 - 100.00%	14	3,480,484.07	0.50	8.034	93.21	639	100.00	76.50	0.00
Subtotal (First Lien):	1,807	$656,237,213.50	95.05%	6.918%	89.82%	638	81.61%	54.06%	34.92%

Second Lien Loans:
< = 60.00%	4	$444,692.07	0.06%	9.624%	0.00%	595	52.60%	11.24%	0.00%
60.01 - 70.00%	2	151,039.99	0.02	9.665	0.00	615	63.91	0.00	0.00
70.01 - 80.00%	8	906,112.11	0.13	9.956	0.00	599	76.87	35.24	0.00
80.01 - 85.00%	2	162,248.69	0.02	9.738	0.00	616	84.50	100.00	0.00
85.01 - 90.00%	5	487,358.10	0.07	9.804	0.00	681	88.11	3.22	0.00
90.01 - 95.00%	12	1,049,788.62	0.15	9.808	0.00	653	94.39	57.02	0.00
95.01 - 100.00%	389	30,945,089.31	4.48	10.171	0.00	659	99.98	59.23	0.00
Subtotal (Second Lien):	422	$34,146,328.89	4.95%	10.138%	0.00%	657	98.17%	57.03%	0.00%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	66	$16,666,611.38	2.41%	6.954%	61.63%	609	51.09%	43.72%	0.00%
60.01 - 70.00%	137	52,643,217.05	7.63	6.928	77.95	612	65.61	45.81	0.00
70.01 - 80.00%	374	137,371,165.42	19.90	6.954	88.20	616	77.50	45.84	0.00
80.01 - 85.00%
With MI:	186	66,486,863.13	9.63	6.866	86.28	623	84.40	56.30	100.00
Without MI:	50	11,931,049.62	1.73	7.806	89.19	581	83.42	58.87	0.00
85.01 - 90.00%
With MI:	253	97,114,838.10	14.07	6.971	87.80	647	89.71	53.07	100.00
Without MI:	64	24,924,466.07	3.61	7.341	95.32	631	84.54	36.83	0.00
90.01 - 95.00%
With MI:	148	51,102,578.67	7.40	7.414	93.85	663	94.56	65.13	100.00
Without MI:	87	30,150,532.83	4.37	7.083	98.79	635	85.83	60.72	0.00
95.01 - 100.00%
With MI:	41	14,449,411.08	2.09	7.915	88.49	676	97.94	38.28	100.00
Without MI:	401	153,396,480.15	22.22	6.439	97.41	665	80.46	63.95	0.00
Subtotal (First Lien):	1,807	$656,237,213.50	95.05%	6.918%	89.82%	638	81.61%	54.06%	34.92%

Second Lien Loans:
< = 60.00%	4	$444,692.07	0.06%	9.624%	0.00%	595	52.60%	11.24%	0.00%
60.01 - 70.00%	2	151,039.99	0.02	9.665	0.00	615	63.91	0.00	0.00
70.01 - 80.00%	8	906,112.11	0.13	9.956	0.00	599	76.87	35.24	0.00
80.01 - 85.00%	2	162,248.69	0.02	9.738	0.00	616	84.50	100.00	0.00
85.01 - 90.00%	5	487,358.10	0.07	9.804	0.00	681	88.11	3.22	0.00
90.01 - 95.00%	12	1,049,788.62	0.15	9.808	0.00	653	94.39	57.02	0.00
95.01 - 100.00%	389	30,945,089.31	4.48	10.171	0.00	659	99.98	59.23	0.00
Subtotal (Second Lien):	422	$34,146,328.89	4.95%	10.138%	0.00%	657	98.17%	57.03%	0.00%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	4	$381,435.90	0.06%	8.777%	100.00%	N/A	77.96%	100.00%	0.00%
500 - 520	82	22,599,964.71	3.27	8.391	96.66	510	77.04	62.62	10.68
521 - 540	85	23,645,437.00	3.42	7.829	98.88	532	76.72	62.30	15.02
541 - 560	90	26,004,951.07	3.77	7.745	95.15	550	78.54	58.05	26.63
561 - 580	102	32,120,459.73	4.65	7.320	89.90	571	80.64	59.93	36.81
581 - 600	203	56,220,304.78	8.14	7.387	86.16	591	81.29	55.01	31.35
601 - 620	256	75,842,292.69	10.99	7.122	86.92	611	83.90	63.50	40.79
621 - 640	311	102,764,126.39	14.89	6.857	85.26	630	82.60	57.93	34.80
641 - 660	323	101,209,270.68	14.66	7.000	80.06	651	82.70	50.66	32.98
661 - 680	274	92,088,971.07	13.34	6.877	86.27	669	83.54	49.36	33.11
681 - 700	227	73,068,150.63	10.58	6.831	86.25	689	83.23	48.05	32.33
701 - 720	93	28,416,195.90	4.12	6.811	81.58	710	84.50	42.21	37.50
721 - 740	82	24,886,060.29	3.60	6.777	80.50	730	85.40	52.35	43.45
741 - 760	47	15,163,235.90	2.20	6.587	67.94	750	82.48	57.50	27.56
761 - 780	34	11,111,150.97	1.61	6.876	71.69	770	84.54	41.45	48.78
781 >=	16	4,861,534.68	0.70	6.572	67.43	788	83.78	38.02	31.91
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,620	$503,845,514.08	72.98%	7.053%	86.78%	636	82.32%	53.50%	33.43%
PUD	272	95,845,840.55	13.88	7.093	85.78	641	82.65	57.83	29.70
2-4 Family	130	42,371,289.69	6.14	7.211	79.40	660	83.05	48.42	38.89
Condominium	149	41,704,138.93	6.04	7.121	79.62	651	83.24	53.39	33.87
Manufactured Housing	58	6,616,759.14	0.96	7.539	47.77	652	78.61	97.85	24.63
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$110,953,181.93	$31,035,057.21	$346,278,130.18	$2,271,265.50	$0.00	$0.00	$490,537,634.82
3/27 ARM (Libor)	41,986,994.29	703,263.51	2,655,982.18	48,913,032.80	0.00	773,947.55	95,033,220.33
Fixed Rate	13,032,960.56	9,455,281.88	4,672,077.14	46,530,685.97	0.00	683,424.33	74,374,429.88
Balloon	8,661,799.19	1,601,272.57	2,296,431.65	13,991,946.78	0.00	0.00	26,551,450.19
5/25 ARM (Libor)	2,486,750.00	0.00	0.00	536,500.00	0.00	0.00	3,023,250.00
6 Month Libor ARM	635,536.48	0.00	0.00	0.00	0.00	0.00	635,536.48
2/18 ARM (Libor)	0.00	0.00	177,908.81	0.00	0.00	0.00	177,908.81
2/13 ARM (Libor)	50,111.88	0.00	0.00	0.00	0.00	0.00	50,111.88
Total:	$177,807,334.33	$42,794,875.17	$356,080,529.96	$112,243,431.05	$0.00	$1,457,371.88	$690,383,542.39

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	22.62%	6.33%	70.59%	0.46%	0.00%	0.00%	71.05%
3/27 ARM (Libor)	44.18	0.74	2.79	51.47	0.00	0.81	13.77
Fixed Rate	17.52	12.71	6.28	62.56	0.00	0.92	10.77
Balloon	32.62	6.03	8.65	52.70	0.00	0.00	3.85
5/25 ARM (Libor)	82.25	0.00	0.00	17.75	0.00	0.00	0.44
6 Month Libor ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.09
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.03
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	25.75%	6.20%	51.58%	16.26%	0.00%	0.21%	100.00%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,349	$461,907,947.35	66.91%	6.817%	84.24%	639	82.05%	57.42%	32.87%
None	628	177,807,334.33	25.75	7.660	87.80	642	83.00	45.19	35.24
2% of Amount Prepaid	35	11,760,491.79	1.70	7.083	83.67	610	82.39	56.00	40.91
1% of Amount Prepaid	74	10,123,782.79	1.47	7.981	79.75	608	83.95	76.42	23.49
2% of UPB	48	10,104,248.92	1.46	7.579	93.01	636	85.36	44.49	30.26
Other	95	18,679,737.21	2.71	7.199	90.63	637	83.89	52.67	23.63
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	1,279	$374,251,902.33	54.21%	6.897%	82.52%	634	83.21%	100.00%	34.14%
Stated	805	250,951,936.68	36.35	7.336	86.63	643	82.25	0.00	35.87
Limited	118	51,339,933.50	7.44	7.069	96.21	650	79.94	0.00	18.96
No Documentation	27	13,839,769.88	2.00	7.291	100.00	666	73.84	0.00	11.70
Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	1	$482,480.34	0.07%	5.700%	100.00%	664	90.00%	100.00%	100.00%
5.01 to 10.00	4	1,286,600.00	0.19	6.282	94.12	662	82.39	100.00	29.92
10.01 to 15.00	17	5,156,330.72	0.75	6.829	82.06	650	80.63	100.00	39.18
15.01 to 20.00	22	5,937,009.29	0.86	6.380	87.43	631	80.24	100.00	24.87
20.01 to 25.00	53	14,720,698.90	2.13	6.963	86.23	639	80.50	100.00	22.72
25.01 to 30.00	80	19,294,531.48	2.79	6.984	71.03	620	79.30	100.00	34.73
30.01 to 35.00	121	34,425,274.62	4.99	6.885	84.34	624	84.06	100.00	36.23
35.01 to 40.00	208	59,770,102.19	8.66	6.863	81.89	638	83.48	100.00	33.81
40.01 to 45.00	262	80,014,125.73	11.59	6.791	87.91	641	83.81	100.00	30.19
45.01 to 50.00	326	92,579,812.68	13.41	6.989	79.51	636	84.19	100.00	40.50
50.01 to 55.00	162	51,224,259.96	7.42	6.989	80.62	623	83.00	100.00	32.53
55.01 to 60.00	23	9,360,676.42	1.36	6.894	86.44	629	79.92	100.00	25.42
Subtotal (Full Doc):	1,279	$374,251,902.33	54.21%	6.897%	82.52%	634	83.21%	100.00%	34.14%

Non-Full Doc Loans:
Not available	30	$14,924,039.73	2.16%	7.269%	100.00%	666	74.61%	0.00%	10.85%
0.01 to 5.00	2	962,599.24	0.14	7.720	43.94	694	61.48	0.00	43.94
5.01 to 10.00	1	334,097.70	0.05	6.500	0.00	651	80.00	0.00	0.00
10.01 to 15.00	8	1,530,193.98	0.22	7.772	100.00	624	79.22	0.00	13.29
15.01 to 20.00	7	2,229,131.11	0.32	7.168	91.94	665	82.13	0.00	42.18
20.01 to 25.00	18	3,230,107.69	0.47	7.503	62.96	655	79.92	0.00	14.56
25.01 to 30.00	48	15,891,073.50	2.30	7.003	87.75	637	75.87	0.00	21.61
30.01 to 35.00	70	27,235,583.33	3.94	7.017	87.10	647	81.62	0.00	34.09
35.01 to 40.00	167	56,078,424.28	8.12	7.223	91.42	643	80.07	0.00	25.80
40.01 to 45.00	274	87,514,688.84	12.68	7.359	86.63	648	82.69	0.00	34.70
45.01 to 50.00	268	87,683,001.45	12.70	7.423	89.10	641	83.36	0.00	36.64
50.01 to 55.00	55	18,247,983.52	2.64	7.129	90.52	639	83.14	0.00	42.51
55.01 to 60.00	2	270,715.69	0.04	7.877	100.00	737	88.43	0.00	100.00
Subtotal (Non-Full Doc):	950	$316,131,640.06	45.79%	7.290%	88.77%	645	81.51%	0.00%	32.06%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	57	$25,567,593.76	3.70%	5.325%	100.00%	673	78.49%	73.77%	12.45%
5.501 to 6.000	203	93,008,742.26	13.47	5.836	100.00	661	79.61	75.47	19.41
6.001 to 6.500	246	109,122,136.86	15.81	6.317	100.00	650	80.60	57.16	29.98
6.501 to 7.000	305	127,667,015.54	18.49	6.802	100.00	634	82.32	49.48	41.09
7.001 to 7.500	223	82,259,658.09	11.92	7.280	100.00	633	84.10	41.88	43.98
7.501 to 8.000	234	77,402,228.63	11.21	7.796	100.00	616	83.62	42.66	43.66
8.001 to 8.500	133	37,676,461.30	5.46	8.276	100.00	613	83.95	33.92	37.10
8.501 to 9.000	84	22,430,446.36	3.25	8.802	100.00	587	85.25	32.14	36.54
9.001 to 9.500	38	7,869,679.21	1.14	9.286	100.00	577	85.96	41.96	42.70
9.501 to 10.000	23	4,085,968.35	0.59	9.775	100.00	587	82.92	37.43	35.70
10.001 to 10.500	10	945,072.15	0.14	10.225	100.00	542	78.63	82.62	0.00
10.501 to 11.000	5	646,231.73	0.09	10.746	100.00	524	74.20	76.52	0.00
Greater than 11.000	5	776,428.08	0.11	11.448	100.00	539	73.75	85.02	0.00
Subtotal (ARM Loans):	1,566	$589,457,662.32	85.38%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Fixed Rate Loans:
Less than 5.501	1	$213,166.42	0.03%	5.500%	0.00%	656	79.98%	100.00%	0.00%
5.501 to 6.000	41	16,695,125.91	2.42	5.903	0.00	696	74.12	72.21	22.71
6.001 to 6.500	50	16,546,389.89	2.40	6.316	0.00	656	75.56	66.34	36.50
6.501 to 7.000	53	14,829,791.18	2.15	6.819	0.00	652	79.01	62.47	42.18
7.001 to 7.500	34	9,501,723.16	1.38	7.318	0.00	644	80.37	75.79	53.71
7.501 to 8.000	14	3,021,715.52	0.44	7.794	0.00	629	78.96	64.10	51.88
8.001 to 8.500	18	1,613,085.73	0.23	8.262	0.00	628	85.99	100.00	42.94
8.501 to 9.000	58	5,819,536.43	0.84	8.866	0.00	660	91.00	81.79	19.45
9.001 to 9.500	54	5,468,821.19	0.79	9.346	0.00	675	94.93	57.15	11.56
9.501 to 10.000	109	9,076,013.61	1.31	9.841	0.00	655	97.50	64.08	0.00
10.001 to 10.500	72	6,730,818.16	0.97	10.315	0.00	660	97.82	44.18	6.31
10.501 to 11.000	96	6,979,302.85	1.01	10.820	0.00	636	98.43	41.57	1.97
Greater than 11.000	63	4,430,390.02	0.64	11.407	0.00	614	98.21	58.25	0.00
Subtotal (Fixed Rate):	663	$100,925,880.07	14.62%	7.919%	0.00%	658	84.53%	64.82%	25.54%

Total:	2,229	$690,383,542.39	100.00%	7.077%	85.38%	639	82.43%	54.21%	33.19%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	5	$2,287,654.75	0.39%	5.857%	100.00%	669	73.88%	53.28%	0.00%
3.001 - 3.500	17	8,643,176.71	1.47	5.832	100.00	681	73.50	56.29	4.92
3.501 - 4.000	35	17,943,862.05	3.04	5.986	100.00	658	73.97	42.47	12.32
4.001 - 4.500	62	27,446,670.72	4.66	6.223	100.00	645	78.85	52.23	31.73
4.501 - 5.000	179	72,446,656.58	12.29	7.024	100.00	650	79.26	31.62	24.46
5.001 - 5.500	315	121,111,377.02	20.55	6.766	100.00	634	83.22	57.08	44.35
5.501 - 6.000	570	224,231,914.41	38.04	6.818	100.00	646	84.02	63.85	39.68
6.001 - 6.500	231	80,608,873.54	13.68	7.406	100.00	611	82.40	39.93	28.56
6.501 - 7.000	86	21,665,521.48	3.68	8.021	100.00	573	78.32	38.43	29.62
7.001 - 7.500	23	4,943,873.77	0.84	8.649	100.00	557	83.62	41.85	13.66
7.501 - 8.000	23	4,437,185.16	0.75	9.095	100.00	569	79.46	36.78	22.19
8.001 - 8.500	9	1,881,619.49	0.32	8.792	100.00	594	87.34	21.65	20.46
8.501 - 9.000	8	1,471,754.58	0.25	9.608	100.00	578	80.79	50.67	0.00
9.001 - 9.500	1	116,937.41	0.02	9.100	100.00	564	90.00	0.00	0.00
9.501 - 10.000	2	220,584.65	0.04	9.750	100.00	604	96.19	100.00	61.87
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$635,536.48	0.11%	7.619%	100.00%	600	62.66%	17.45%	0.00%
1.500	22	8,740,873.17	1.48	6.970	100.00	624	80.95	44.84	14.70
2.000	123	52,740,873.64	8.95	7.170	100.00	656	79.91	32.97	22.93
3.000	1,409	523,320,180.84	88.78	6.913	100.00	634	82.35	54.81	36.23
5.000	3	1,544,950.00	0.26	6.199	100.00	681	75.41	28.56	0.00
6.000	5	1,551,922.94	0.26	6.127	100.00	674	80.81	8.76	25.77
7.000	2	923,325.25	0.16	6.700	100.00	669	80.69	0.00	0.00
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1,418	$535,489,138.69	90.84%	6.907%	100.00%	634	82.41%	54.99%	36.82%
1.500	83	21,843,054.21	3.71	7.090	100.00	629	82.05	52.65	22.47
2.000	65	32,125,469.42	5.45	7.258	100.00	668	76.35	8.92	4.04
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	1	$441,200.00	0.07%	5.500%	100.00%	688	79.99%	100.00%	0.00%
10.501 - 11.000	4	1,851,000.36	0.31	4.961	100.00	699	78.91	45.16	21.61
11.001 - 11.500	33	15,575,393.40	2.64	5.398	100.00	675	77.27	65.35	12.54
11.501 - 12.000	98	47,280,453.31	8.02	5.826	100.00	663	78.22	70.85	15.12
12.001 - 12.500	121	54,218,672.79	9.20	6.171	100.00	653	78.76	54.32	19.94
12.501 - 13.000	234	100,509,649.52	17.05	6.356	100.00	647	80.94	60.26	30.23
13.001 - 13.500	222	91,001,182.69	15.44	6.628	100.00	641	81.98	56.12	33.75
13.501 - 14.000	272	104,616,209.57	17.75	7.098	100.00	625	82.25	48.03	41.37
14.001 - 14.500	206	71,264,946.21	12.09	7.537	100.00	632	84.31	40.45	44.43
14.501 - 15.000	176	55,105,467.13	9.35	7.964	100.00	613	85.71	46.28	46.33
15.001 - 15.500	85	22,114,176.51	3.75	8.374	100.00	602	86.24	39.02	49.67
15.501 - 16.000	62	16,200,722.03	2.75	8.947	100.00	598	85.99	32.67	44.28
16.001 - 16.500	32	6,268,328.74	1.06	9.439	100.00	588	87.21	38.49	39.69
16.501 - 17.000	13	2,068,331.31	0.35	10.027	100.00	599	84.96	53.84	41.10
17.001 - 17.500	2	141,956.46	0.02	10.440	100.00	532	65.00	100.00	0.00
17.501 - 18.000	3	231,775.86	0.04	11.477	100.00	570	59.63	27.48	0.00
18.001 - 18.500	2	568,196.43	0.10	11.405	100.00	525	79.60	100.00	0.00
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	34	$15,954,248.65	2.71%	5.323%	100.00%	675	77.79%	61.49%	17.41%
5.501 - 6.000	226	102,491,963.80	17.39	5.798	100.00	662	79.65	77.98	18.01
6.001 - 6.500	249	110,058,668.92	18.67	6.318	100.00	651	80.64	56.22	30.19
6.501 - 7.000	302	126,747,135.63	21.50	6.803	100.00	634	82.29	49.84	40.98
7.001 - 7.500	223	82,259,658.09	13.96	7.280	100.00	633	84.10	41.88	43.98
7.501 - 8.000	235	77,697,496.48	13.18	7.793	100.00	616	83.61	42.50	43.49
8.001 - 8.500	133	37,676,461.30	6.39	8.276	100.00	613	83.95	33.92	37.10
8.501 - 9.000	84	22,430,446.36	3.81	8.802	100.00	587	85.25	32.14	36.54
9.001 - 9.500	38	7,869,679.21	1.34	9.286	100.00	577	85.96	41.96	42.70
9.501 - 10.000	23	4,085,968.35	0.69	9.775	100.00	587	82.92	37.43	35.70
10.001 - 10.500	10	945,072.15	0.16	10.225	100.00	542	78.63	82.62	0.00
10.501 - 11.000	5	646,231.73	0.11	10.746	100.00	524	74.20	76.52	0.00
11.001 - 11.500	2	414,655.79	0.07	11.357	100.00	505	69.66	100.00	0.00
11.501 - 12.000	2	179,975.86	0.03	11.615	100.00	582	56.65	35.39	0.00
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	3	$817,332.91	0.14%	8.480%	100.00%	594	70.97%	35.81%	0.00%
13 - 24	1,285	484,190,749.08	82.14	6.912	100.00	635	82.29	53.71	35.49
25 - 36	264	98,608,400.33	16.73	7.028	100.00	640	81.28	47.40	31.39
37 >=	14	5,841,180.00	0.99	6.896	100.00	676	78.26	29.86	10.03
Total:	1,566	$589,457,662.32	100.00%	6.933%	100.00%	636	82.07%	52.39%	34.50%